EXHIBIT (10.32)






       CPI. Corp 1998 Employee Profit Sharing Plan and Trust

                           CPI  CORP.

          EMPLOYEES  PROFIT  SHARING  PLAN  AND  TRUST

      (As Amended and Restated Effective January 1, 1998)

<PAGE NUMBERS REFER TO PAPER DOCUMENT)

                       TABLE  OF  CONTENTS
ARTICLE                                                    Page

I     NAME, PURPOSE AND DEFINITIONS .......................  3

II    SERVICE .............................................  7

III   PLAN  PARTICIPATION ................................. 10

IV    CONTRIBUTIONS ....................................... 11

V     ALLOCATIONS AND ACCOUNTS ............................ 20

VI    VALUATION OF ACCOUNTS ............................... 23

VII   ENTITLEMENT TO BENEFITS ............................. 24

VIII  DISTRIBUTION OF BENEFITS ............................ 25

IX    SPENDTHRIFT TRUST AND QUALIFIED DOMESTIC
      RELATIONS ORDERS .................................... 33

X     ADMINISTRATION ...................................... 35

XI    THE TRUSTEE ......................................... 37

XII   INVESTMENTS ......................................... 41

XIII  GENERAL PROVISIONS REGARDING FIDUCIARIES ............ 44

XIV   AMENDMENT AND TERMINATION ........................... 46

XV    MERGER, DISSOLUTION AND ADOPTION .................... 47

XVI   MISCELLANEOUS PROVISIONS ............................ 47

XVII  ROLLOVERS AND TRANSFERS ............................. 48

XVIII TOP-HEAVY PROVISIONS ................................ 49

XIX   SPECIAL PROVISIONS FOR 1997 TENDER OFFER ............ 51

XIX   DIRECTED TRUSTEE .................................... 51

XXI   SPECIAL EFFECTIVE DATES ............................. 52

                           CPI  CORP.

           EMPLOYEES  PROFIT  SHARING  PLAN  AND  TRUST

       (As Amended and Restated Effective January 1, 1998)

     Effective as of September 9, 1980, CPI Corp., a Delaware corporation (hereinafter referred to as the "Company"), established a profit sharing plan and trust which was there-after amended and restated and thereafter further amended.

     The Company now deems it advisable to make certain further amendments to that plan and trust effective as of January 1, 1998, except as otherwise provided in Article XXI or elsewhere in this document, and to restate the plan and trust in its entirety by the adoption of this document.

                           ARTICLE  I

                NAME,  PURPOSE  AND  DEFINITIONS

     Section 1.1. Name. This Plan and Trust shall be known as the "CPI Corp. Employees Profit Sharing Plan and Trust."

     Section 1.2. Purpose. The Company has established this Plan and Trust to encourage its Employees to continue in its employ, to induce desirable persons to enter its employ in the future, to permit its Employees to accumulate tax-deferred savings for their own retirement, and to give its Employees a definite interest in the successful operation of the Company's business by permitting them to share in its profits and to acquire a proprietary interest in the Company. Consequently, the Company's contributions to the Plan shall be made in Qualifying Employer Securities which, unless otherwise directed by the Company, shall be retained in the Plan and Trust unless and until distributed in accordance with the terms hereof. The Plan is intended to meet the requirements of the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act of 1974 (as both may be amended from time to time) and to comply fully with the requirements of these laws in effect.

     Section 1.3. Definitions. Whenever used herein, the following words and phrases shall have the meanings ascribed to them in this Section, unless otherwise specifically defined or unless the context clearly otherwise requires:

          (a) Accrued Benefit: The total amount credited to one or more accounts maintained for a Participant or Beneficiary.

          (b) Active Participant: Any Employee of the Company who has satisfied the eligibility requirements of the Plan. An Employee will cease to be an Active Participant in the Plan if he ceases to be an Employee of the Company or if he becomes covered by a collective bargaining agree-ment to which the Company is a party or by which it is bound and with respect to which retirement benefits were the subject of good faith bargaining.

          (c) Affiliate: Any corporation which, together with CPI Corp., is a member of a controlled group of corpor-tions, as defined in Section 414(b) of the Code; any trade or business (whether or not incorporated) which, together with CPI

     Corp., is a member of a group of trades or businesses under common control, as defined in Section 414(c) of the Code; any corporation, partnership or other organization which, together with CPI Corp., is a member of an affiliated service group, as defined in Section 414(m) of the Code; and any other corporation, partnership or other organization required to be aggregated with CPI Corp. pursuant to Regulations under Section 414(o) of the Code.

          (d) After-tax Contribution Account: The account main-tained for a Participant to record his voluntary aftertax contributions made to the Trust pursuant to paragraph (a) of Section 4.1, and adjustments relating thereto.

          (e) Beneficiary: The person or persons who, by the terms of this Plan and Trust, may become entitled to a benefit hereunder in case of the death of a Participant.

          (f) Code: The Internal Revenue Code of 1986, as amended from time to time.

          (g) Company: CPI Corp. together with any Affiliate of, or successor to CPI Corp. (or any Affiliate thereof), which shall adopt and assume the obligations of this Plan and Trust. However, if another Company has adopted the Plan and Trust, the term "Company," for purposes of the provisions of this Plan relating to its management and administration, shall refer only to CPI Corp.

          (h) Company Contribution Account: The account maintained for a Participant to record his share of matching Company contributions made to the Trust pursuant to Section 4.2, and adjustments relating thereto.

          (i) Compensation: Subject to the provisions of subparagraphs (i), (ii) and (iii) below, all of the Compensation (as that term is defined in Section 415(c)(3) of the Code and the Regulations thereunder) paid to an Employee by the Employer in a Plan Year, including, without limitation, salary, wages, commissions, tips, bonuses, overtime pay and other items of taxable remuneration.

              (i) For purposes of Section 4.1 and Section 4.2,
          Compensation shall consist of only salary, wages, commissions and amounts included under subparagraph
          (ii).

              (ii) Compensation shall also include amounts contributed on behalf of an Employee pursuant to a salary reduction agreement to this Plan or to any other cash or deferred arrangement under Section 401(k) of the Code, simplified employee pension under
          Section 408(k) of the Code, tax sheltered annuity under Section 403(b) of the Code, and/or cafeteria plan under Section 125 of the Code. Except as provided in the preceding sentence, all contributions to this Trust and any contribution or payment to any other trust, fund or plan providing retire-ment, pension, profit sharing, health, welfare, death, insurance or similar benefits shall not be included in Compensation.

              (iii) The Compensation of any Participant taken into account under the Plan for any Plan Year shall not exceed $150,000 (as indexed for cost of living adjustments provided for under the Code) (the "Annual Maximum").

          (j) Effective Date: The Effective Date of this amended and restated Plan and Trust is January 1, 1998; however, certain provisions of the Plan and Trust shall be effective as of such other dates as are specified in
     Article XXI and in other sections of the Plan. The provisions of this Plan and Trust shall only apply to an Employee who terminates employment on or after the Effective Date. Except as otherwise expressly provided herein, the rights and benefits, if any, of a former Employee shall be determined under the provisions of the Prior Plan in effect on the date his employment terminated.

          (k) Employee: Any person employed by the Employer. In addition, a person (a "Leased Employee") who is not an Employee under the preceding sentence but who provides services to the Employer, shall, except to the extent otherwise provided in the Regulations, be considered an Employee with respect to such services if: (i) The services are provided pursuant to an agreement between the Employer and any other person or entity (the "Leasing Organization"); (ii) such Leased Employee has performed services for the Employer (or for the Employer and related persons as defined in Section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least 1 year; and (iii) such services are performed under the primary direction or control of the Employer. However, a Leased Employee shall not be considered an Employee if:
     (i) He is covered by a money purchase pension plan main-tained by the Leasing Organization which has a nonintegrated employer contribution rate of at least 10% of compensation (including amounts contributed on behalf of the Leased Employee pursuant to a salary reduction agreement to one or more plans under Section 401(k),
     Section 408(k), Section 403(b) and/or Section 125 of the
     Code), full and immediate vesting, and each employee of the Leasing Organization immediately participates in such plan (except those who perform substantially all of their service for the Leasing Organization and those whose compensation from the Leasing Organization for each year during the 4-year period ending with the Plan Year is less than $1,000); and (ii) Leased Employees do not constitute more than 20% of the Employer's nonhighly compensated work force, as defined in Section 414(n)(5)(C)(ii) of the Code.

          (l) Employer: CPI Corp. and any Affiliates of it.

          (m) ERISA: The Employee Retirement Income Security
     Act of 1974, as amended from time to time.

          (n) Former Participant: A Participant whose employment with the Company has terminated or who has become covered by a collective bargaining agreement to which the Company is a party or by which it is bound and with respect to which retirement benefits were the subject of good faith bargaining, but whose Accrued Benefit has not been fully distributed and/or forfeited.

          (o) Highly Compensated Employee: Any Employee who performed services for the Employer during the Plan Year and who:

              (i) Was at any time during such Plan Year or the preceding Plan Year a 5% owner (within the meaning of Section 416(i)(1) of the Code) of the

          Company or any Affiliate; or

              (ii)  for the preceding Plan Year received
          Compensation from the Employer in excess of $80,000
          (as indexed for cost of living adjustments provided for under the Code).

     The determination of who is a Highly Compensated Employee shall be made in accordance with Section 414(q) of the Code and the Regulations thereunder.

          (p) Key Employee: Any Employee who, at any time during the Plan Year is or, in any of the 4 preceding Plan
     Years, was:

              (i)   An officer of the Employer having
          Compensation from the Employer for such Plan Year in excess of 50% of the dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code;

              (ii)  one of the 10 Employees owning (or
          considered as owning within the meaning of Section 318 of the Code) the largest percentage interest in the Company or any Affiliate and having Compensation from the Employer for such Plan Year in excess of the dollar limitation in effect for such Plan Year under
          Section 415(c)(1)(A) of the Code;

              (iii) a 5% owner of the Company or any Affiliate;
          or

              (iv) a 1% owner of the Company or any Affiliate having annual Compensation from the Employer in excess of $150,000.

     For purposes of subparagraph (i) above, no more than 50 Employees (or, if lesser, the greater of 3 or 10% of the Employees) shall be treated as officers. For purposes of subparagraph (ii) above, if 2 Employees have the same interest in the Employer, the Employee having the greater Compensation shall be treated as having a larger interest. The Beneficiary of a Key Employee is also a Key Employee. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the Regulations thereunder.

          (q) Non-key Employee: Any Employee or Beneficiary who is not a Key Employee.

          (r) Normal Retirement Date: The date on which a
     Participant attains 65 years of age.

          (s) Participant: Any Active Participant or any Former
     Participant who has an Accrued Benefit in the Plan.

          (t) Plan: This agreement, together with any and all amendments or supplements hereto.

          (u) Plan Year: The 12-consecutive month period commencing on January 1 of each year and ending on December 31 of the same year.

          (v) Pre-tax Contribution Account: The account maintained for a Participant to record tax deductible contributions made to the Trust by the Company on his behalf and pursuant to his election as described in paragraph (b) of Section 4.1, and adjustments relating thereto.

          (w) Prior Plan: This profit sharing plan and trust as maintained by the Company and in effect immediately prior to the Effective Date, and any predecessor plans maintained by the Employer.

          (x) Qualifying Employer Security: Stock issued by CPI
     Corp. or any corporate affiliate.

          (y) Regulations: The Internal Revenue Service
     Regulations, as amended from time to time.

          (z) Trust: This agreement, together with any and all amendments or supplements hereto, and the Trust established hereunder.

          (aa) Trustee: Effective January 1, 1998, Barry
     Arthur.  Effective February 1, 1998, American Express
     Trust Company and its successor or successors as Trustee hereunder.

          (bb) Valuation Date: The last day of each Plan Year shall be the Annual Valuation Date. The Company has also designated any date that the New York Stock Exchange is open for business as an interim Valuation Date pursuant to the provisions of Section 6.2.

     Section 1.4.Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan are defined in other portions of the Plan.

                           ARTICLE  II

                             SERVICE

     Section 2.1. Hour of Service.  Subject to the provisions of
Section 2.2, the term "Hour of Service" means, with respect to any Employee:

          (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for the performance of duties for the Employer during the applicable computation period;

          (b) each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as vacation, sickness, disability, layoff, jury duty, military duty or leave of absence) other than for the performance of duties (up to a maximum of 501 hours for any single continuous period during which the Employee performs no duties);

          (c) each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer.

The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under paragraph (c). With respect to Hours of Service, the rules of paragraphs (b) and (c) of Section 2530.200b-2 of the Department of Labor Regulations are incorporated in this Section 2.1 by this reference.

     Section 2.2. 1 Year Break in Service. The term "1 Year" Break in Service" means, with respect to any Employee, any Plan Year during which such Employee completes 500 or fewer Hours of Service. Solely for the purpose of determining whether an Employee has incurred a 1 Year Break in Service, Hours of Service shall include, to the extent not included under Section 2.1, the hours described below that the Employee is:

          (a) Absent from active employment with the Employer by reason ofjury duty or by reason of service in the Armed
     Forces of the United States of America;

          (b) on any other unpaid Employer-approved absence granted under rules uniformly applied by it; or

          (c) absent from active employment for any period:

              (i)   By reason of the pregnancy of the Employee;

              (ii) by reason of the birth of a child of the Employee;

              (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

              (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

The number of Hours of Service to be credited under paragraphs
(a), (b) or (c) above shall be the number of Hours of Service that would otherwise have been credited to the Employee but for such absence, or, in any case where the Employer is unable to determine such number of Hours of Service, 8 Hours of Service per normal workday of absence. The same hours shall not be credited as Hours of Service under more than 1 of such paragraphs. The Hours of Service credited under paragraph (c) shall be credited to the Plan Year in which the absence begins if necessary to prevent a 1 Year Break in Service in that Plan Year, otherwise to the following Plan Year. No credit for Hours of Service will be given under paragraph (c) unless the Company receives such timely information as it may reasonably require to establish that the absence is for reasons described in paragraph
(c) and the number of days for which there was such an absence.

     Section 2.3. Year of Service - Eligibility. For purposes of eligibility to participate in the Plan, the term "Year of Service" means, with respect to any Employee, any Plan Year during which such Employee completes at least 1,000 Hours of Service with the Employer, subject to the following:

          (a) Initial Eligibility: For purposes of Section 3.1 and paragraph (c) of this Section 2.3:

              (i) The term Year of Service shall not include any Plan Year commencing prior to the date on which an Employee first completes an Hour of Service; and

              (ii) the 12-consecutive-month period commencing on the date on which an Employee first completes an Hour of Service shall be deemed to be a

          Year of Service if he completes at least 1,000 Hours of Service during such 12-consecutive-month period.

          (b) Service After 1 Year Break in Service: Except as otherwise provided in Section 3.2, if an Employee incurs a 1 Year Break in Service, service before such break shall be disregarded until he has completed 1,000 Hours of Service in:

              (i) The 12-consecutive-month period commencing on the date he first completes an Hour of Service following his reemployment by the Employer; or

              (ii)  in any Plan Year commencing after such
          date.

          (c) Nonvested Participants: If an Employee or Parti-cipant does not have a nonforfeitable right to any portion of his Accrued Benefit in his Company Contribution Account, and if the number of his consecutive 1 Year Breaks in Service equals or exceeds the greater of 5 or the aggregate number of his Years of Service, as modified by paragraph (a) above, his Years of Service prior to such break shall be disregarded, and he shall be considered as a new Employee. In computing Years of Service prior to such break, Years of Service which could have been disre-garded under the provisions of this paragraph (c) by reason of any prior breaks in service shall be disregarded.

     Section 2.4. Years of Service - Vesting. For purposes of determining the nonforfeitable percentage of a Participant's Accrued Benefit derived from Company contributions pursuant to
Section 7.6, the term "Years of Service" means the period of years and fractions of years, based on days, commencing on the date an Employee first completes an Hour of Service, and, in the case of an Employee who is reemployed following a Period of Severance of more than 12 months, commencing on the first date he again completes an Hour of Service, and ending on the date a Period of Severance begins; however, for purposes of determining vesting, an Employee shall also be credited with days during any Period of Severance not exceeding 12 months.

     Section 2.5. Period of Severance. The term "Period of Severance" means a continuous period of time during which an Employee is not employed by the Employer, beginning on the date the Employee retires, quits, or is discharged and ending on the date on which he again performs an Hour of Service. If no more than 1 Year of Service is required for participation in the Plan, and if an Employee has a Period of Severance at a time when he has completed at least 1 Year of Service but no percentage of his Accrued Benefit derived from Company contributions is nonforfeitable, his Years of Service prior to such Period of Severance shall be disregarded if the length of his Period of Severance equals or exceeds the longer of 60 months or the length of his Years of Service completed before the date such Period of Severance began (not including in such Years of Service any Year of Service previously excluded be- cause of an earlier Period of Severance). Further, a Partici-pant's Years of Service after a Period of Severance exceeding 60 months shall be disregarded for the purpose of determining the nonforfeitable percentage of his Accrued Benefit derived from Company contributions which accrued before such Period of Severance.

     Section 2.6. Maternity or Paternity Absence. If an Employee is absent from active employment for maternity or paternity reasons, the 12-consecutive-month period commencing on the first anniversary of the first day of such absence shall not constitute a Period of Severance exceeding 12 months. An absence from active employment for maternity or paternity reasons shall mean an absence:

          (a) By reason of the pregnancy of the Employee;

          (b) by reason of the birth of a child of the Employee;

          (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or Participant; or

          (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

No credit will be given under this Section 2.6 unless the Company receives such timely information as it may reasonably require to establish that an absence is for maternity or paternity reasons.

     Section 2.7. Predecessor Employer Service. Service with Prints Plus shall be deemed to be service with the Employer for both eligibility and vesting purposes for those Employees who became Employees of the Employer as a result of its acquisition of Prints Plus in 1993. Service with Fotomat, Corporation shall be deemed to be service with the Employer for both eligibility and vesting purposes for those Employees who became Employees of the Employer as a result of its acquisition of Fotomat, Corporation in 1993.

     Section 2.8. Service with Fox Photo, Inc. Prior service with Fox Photo, Inc. shall be deemed to be service with the Employer for both eligibility and vesting purposes for those Employees who became Employees of the Company as a result of its acquisition of Fox Photo, Inc. in 1991. In addition, service with Fox Photo, Inc. after the Company's sale of Fox Photo, Inc. on October 4, 1996 (the "Closing Date") shall be deemed to be service with the Employer for vesting purposes for Participants who ceased to be Employees of the Employer and Active Participants in the Plan as a result of such sale but continued to be employees of Fox Photo, Inc. after the Closing Date for the limited period until the assets of the Plan attributable to employees of Fox Photo, Inc. were or are transferred to a new qualified plan for such employees in a plan-to-plan transfer.

                          ARTICLE  III
                       PLAN  PARTICIPATION

     Section 3.1. Commencement of Participation. Each former Employee who retired or terminated employment while covered under the Prior Plan shall continue to be entitled to the same benefits under this Plan to which he was entitled under the Prior Plan, and such benefits shall continue to be governed by the provisions of the Prior Plan. In addition, each Employee who was an active participant in the Prior Plan on the Effective Date shall be deemed to have met the requirements to become an Active Participant in this Plan as of the Effective Date. Each other Employee of the Company except Leased Employees (as defined in paragraph (k) of Section 1.3) and except Employees covered by a collective bargaining agreement to which the Company is a party or by which it is bound and with respect to which retirement benefits are the subject of good faith bargaining, shall become an Active Participant in the Plan on the Effective Date or on the first day of any pay period thereafter, if:

          (a) He has completed 1 Year of Service;

          (b) he has attained at least 21 years of age; and

          (c) the date on which he first completed an Hour of Service (excluding any Hours of Service disregarded under paragraph (c) of Section 2.3) occurred at least 12 months prior thereto.

     Section 3.2. Continued Participation. Except as specifically provided in paragraph (c) of Section 2.3, a former Employee or Participant whose employment terminates or who becomes ineligible to be an Active Participant pursuant to paragraph (b) of Section 1.3 after he has once met the service requirement of Section 3.1 shall not be required to again meet that requirement upon his resumption of employment or upon his ceasing to be so ineligible, as the case may be.

     Section 3.3. No Guaranty and Facts Regarding Eligibility. Participation in the Plan shall not constitute a guaranty or contract of employment with the Company. With respect to the facts determining the eligibility or noneligibility of any Employee to participate, the Trustee shall be fully protected in relying on information furnished by the Company and shall not be required to make any further inquiry of fact.

                           ARTICLE  IV
                          CONTRIBUTIONS

     Section 4.1. Participant Contributions. Each Employee who becomes an Active Participant in this Plan and Trust shall have such contributions made to the Plan on his behalf pursuant to the provisions of this Section 4.1 as he shall elect from time to time. The aggregate amount an Active Participant shall be permitted to have contributed to the Plan on his behalf for any Plan Year under this Section 4.1 shall not exceed 15% of such Participant's Compensation for such Plan Year.

          (a) After-tax Contributions: After-tax Contributions may only be made to the Plan through January 31, 1998. Thereafter, no such contributions shall be made. An Active Participant who elects prior to February 1, 1998 to make after-tax contributions to the Plan agrees that he will contribute to the Plan not less than 1% nor more than 15% (rounded to the nearest 1%) of his Compensation from the Company through January 31, 1998, and expressly authorizes the Company to withhold from his Compensation and to contribute to the Plan such amounts as shall equal said percentage. All such contributions shall be subject to the requirements and limitations of Section 4.10.

          (b) Pre-tax Contributions: An Active Participant who elects to have pre-tax contributions made to the Plan agrees that as long as such election remains in effect the Company shall deduct a percentage not less than 1% nor more than 15% (rounded to the nearest 1%) from his Compensation from the Company, as periodically payable to him, and shall contribute such amount to the Plan on his behalf. Each election shall be an express authorization for the reduction by the Company of his Compensation by such amounts as shall equal the percentage elected and the contribution of such amounts to the Plan and Trust. All such contributions shall be subject to the requirements and limitations of Section 4.8 and Section 4.9.

If and to the extent necessary to comply with the remaining requirements of this Article IV, the Company may limit the amounts a Participant may elect to have contributed pursuant to this

Section 4.1 and/or distribute any or all such amounts in accordance with the remaining provisions of this Article IV.

     Section 4.2. Company Contributions. Subject to Section 4.3, for each Plan Year the Company shall make a contribution to the Trust on behalf of each Participant who made a contribu-tion for such Plan Year under Section 4.1 and who either (a) was still an Employee of the Employer at the close of such Plan Year and had not withdrawn his contribution for such Plan Year before the close of such Plan Year, or (b) ceased to be an Employee during such Plan Year due to death or due to normal, early or disability retirement under Section 7.1, Section 7.3 or Section 7.2, unless such retired Participant (or the Beneficiary of a deceased Former Participant) elected to have some or all of his interest in the Plan distributed to him prior to the end of such Plan Year. The amount of the Company contribution for each such Participant shall be equal to 50% of the lesser of (a) the total amount contributed by or on behalf of such Participant pursuant to
Section 4.1 for such year or (b) 5% of such Participant's Compensation for such year. The total contribution to the Plan and Trust for any Plan Year shall be allocated and charged to each Company by aggregating the total amounts allocated under
Section 5.1 to each Partici-pant who was an Employee of such Company and had a contribution made on his behalf; provided, however, that if any such Participant was employed by more than one Company during a Plan Year, the amount allocated to such Participant under Section 5.1 shall be allocated and charged to each such Company in proportion to such Participant's Compensation from each such Company for such Plan Year. Contributions made by the Company shall be subject to the requirements of Section 4.10.

     Section 4.3. Contributions Out of Profits. No contribu-tion shall be made pursuant to Section 4.2 except out of the Company's current or accumulated earnings or profits. However, in the case of any "affiliated group" within the meaning Section 1504 of the Code, if any Company is prevented from making a contribution which it would otherwise have made under the Plan (including any contribution which would be charged and allocated to it under
Section 4.2), by reason of having no current or accumulated earnings or profits or because such earnings or profits are less than the contribution which it would otherwise have made, then so much of the contribution which such Company was so prevented from making may be made by one or more of the other Companies to the extent of current or accumulated earnings or profits, except that such contribution by each such other Company shall be limited, where all such Companies do not file a consolidated return, to that proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution deductible without regard to this sentence which the total prevented contribution bears to the total current and accumulated earnings or profits of all of the Companies remaining after adjustment for all contributions deductible without regard to this sentence. Contributions to the Plan made pursuant to
Section 4.1 shall be made without regard to whether or not the Company has current or accumulated earnings or profits. Notwithstanding the preceding sentence, the Plan and Trust is designed to qualify as a profit sharing plan for purposes of all applicable provisions of the Code.

     Section 4.4. Rules for Making Elections. The Company shall establish uniform rules and procedures governing the percentage or amount of Compensation which may be contributed and the time and manner in which the elections authorized in
Section 4.1 may be made, changed and/or revoked. To the extent permitted under procedures established by the Company from time to time, such elections may be accomplished by any electronic or telephonic means not otherwise prohibited by law.

     Section 4.5. When Contributions are Due. All amounts withheld from the pay of Participants pursuant to Section 4.1 shall be paid over and delivered by the Company to the Trustee promptly on a monthly or more frequent basis as soon as is administratively feasible, and in no event later than 12 months after the end of the Plan Year for which they were made. Contributions made to the Plan and Trust by the Company for any Plan Year pursuant to Section 4.2 may be made in 1 or more installments. Any contribution for a Plan Year made after the end of such Plan Year shall be paid over not later than the time prescribed by law for filing the federal income tax return of the Company (including extensions thereof) for its taxable year with or within which such Plan Year ends.

     Section 4.6. No Reversion. The entire amount of all monies and Qualifying Employer Securities so paid or made available by the Company to the Trustee under the preceding Sections of this
Article IV shall constitute an irrevocable contribution by the Company to this Trust, and the Company shall have no further rights or claims to said funds other than the right to require the Trustee to hold, use and administer said funds for the benefit of the Participants and their Beneficiaries in accordance with the provisions of this Trust. Notwithstanding the foregoing:

          (a) Any contribution made by the Company by a mistake of fact shall be returned to the Company, upon its request, within 1 year after such contribution was made; and
          (b) each contribution of the Company shall be conditioned upon its deductibility under Section 404 of the Code, and if a deduction is disallowed with respect to any contribution, it shall be returned to the Company, upon its request, within 1 year after the disallowance of the deduction.

     Section 4.7. Acceptance by Trustee. The Trustee may accept any amount paid to the Trustee by the Company without any responsibility or necessity on the part of the Trustee to check or otherwise determine if the amount so paid was properly authorized and paid in accordance with the provisions hereof.

     Section 4.8. Maximum Pre-tax Contributions. The amount contributed in any taxable year of a Participant on his behalf to this Plan pursuant to paragraph (b) of Section 4.1, when added to all other amounts contributed on his behalf in such year pursuant to a salary reduction agreement or other deferral mechanism to any other cash or deferred arrangement under Section 401(k) of the Code, simplified employee pension under Section 408(k) of the Code, simple retirement account under Section 408(p) of the Code, tax-sheltered annuity under Section 403(b) of the Code, eligible deferred compensation plan under Section 457 of the Code and/or plan under Section 501(c)(18) of the Code, shall not exceed the dollar limitation contained in Section 402(g) of the Code in effect on the first day of such taxable year.

          (a) If for any taxable year any such aggregate pre-tax contributions are made on behalf of a Participant in excess of the applicable dollar limitation ("Excess Deferrals"), the Participant may request distribution of such excess by notifying the Company, in writing, no later than March 15 of the year following the taxable year in which the Excess Deferrals were made. Such notice shall specify the amount of the Excess Deferrals to be distributed from the Plan and shall state that such distribution is required to avoid exceeding the dollar limitation for the taxable year in which the contributions were made. Upon receiving such notice, or upon the Company's independent determination that the limitation has been exceeded, any Excess Deferrals, plus any income and minus any loss allocable thereto, shall be distributed to the Participant no later than April 15 of the year following the taxable year in which the Excess Deferrals were made.

          (b) The amount of Excess Deferrals to be distributed to any Participant pursuant to this Section 4.8 shall be reduced by the amount of Excess Contributions made on behalf of such Participant for the Plan Year beginning with or within such taxable year which have been previously distributed to such Participant pursuant to
     Section 4.9.

          (c) The income or loss allocable to Excess Deferrals for the Plan Year in which they were made and up to the date of the corrective distribution shall be determined using the methods described in paragraphs (g) and (h) of
     Section 4.9 in accordance with applicable Regulations.

     Section 4.9. Limitations on Pre-tax Contributions for Highly Compensated Employees. If the pre-tax contributions allocated to the accounts of Participants for any Plan Year are such that an Acceptable Deferral Percentage Ratio (as defined below) is not achieved for the Plan Year, the Company shall distribute to Participants who are Highly Compensated
Employees any excess amounts contributed on behalf of such Participants pursuant to paragraph (b) of Section 4.1 for that Plan Year ("Excess Contributions"), plus the income and minus any loss allocable thereto, within 2 and one-half months following the close of the Plan Year in which such contributions were made in such amounts and in the manner determined under this Section 4.9. Any such distributions shall not require the consent of the Participants on whose behalf the contributions were made and shall be made in accordance with the applicable provisions of the Code (including Section 401(k)(3) of the Code) and the Regulations thereunder.

          (a) An Acceptable Deferral Percentage Ratio shall mean a relationship between the Average Deferral Percentage ("ADP") (as defined below) for such Plan Year for the group of Active Participants who are Highly Compensated Employees for such Plan Year and the ADP for the preceding Plan Year for the group of Active Participants for such preceding Plan Year who were not Highly Compensated Employees for such preceding Plan Year ("all other Active Participants") which satisfies either of the following tests:

              (i)   The ADP for the group of Highly Compensated
          Employees is not more than 125% of the ADP of all other Active Participants (the "Basic Limit"); or

              (ii) the ADP for the group of Highly Compensated Employees does not exceed the ADP of all other Active Participants by more than 2 percentage points, and the ADP for the group of Highly Compensated Employees is not more than 200% of the ADP of all other Active Participants.

     In applying the foregoing tests, the Company may elect to use the current Plan Year instead of the preceding Plan Year for purposes of identifying the group of all other Active Participants and determining the Deferral Percentages and the ADP for such group. Any such election shall not be changed except as provided by the Secretary of the Treasury.

          (b) For each Active Participant, a "Deferral
     Percentage" shall be determined each year by dividing the sum of the amounts contributed on his behalf to his Pre-tax Contribution Account (excluding any Excess Deferrals if the Participant is not a Highly Compensated Employee) for the current or preceding Plan Year, as applicable, by his Compensation for such Plan Year. The Deferral Percentage of a

     Participant who has had no amounts contributed to his Pre-tax Contribution Account for a Plan Year shall be zero. The ADP for a specified group of Employees shall be the average of the Deferral Percentages for each Active Participant in such group.

          (c) If any pre-tax contributions are made on behalf of any Highly Compensated Employee to 1 or more other cash or deferred arrangements sponsored by the Employer, all such contributions shall be considered in determining his Deferral Percentage, with all such cash or deferred arrangements ending with or within the same calendar year being treated as a single arrangement.

          (d) If this Plan must be aggregated with 1 or more other plans of the Employer for this or any other such plan to satisfy the requirements of Section 401(k),
     Section 401(a)(4), or Section 410(b) of the Code, the Deferral Percentages shall be determined as if all such plans were a single plan, provided that all such plans have the same Plan Year.

          (e) The amount of Excess Contributions to be distributed for any Plan Year to any Participant who is a Highly Compensated Employee shall be determined by following a two step process. First, the aggregate amount of Excess Contributions shall be calculated by following a leveling method (the "Percentage Leveling Method") under which the Deferral Percentage of the Highly Compensated Employee with the highest Deferral Percentage shall be reduced to the extent necessary to reach an Acceptable Deferral Percentage Ratio or to cause his Deferral Percentage to equal the next highest Deferral Percentage of a Highly Compensated Employee, and by repeating this process until an Acceptable Deferral Percentage Ratio is achieved. The aggregate amount of Excess Contributions to be returned shall then be calculated by adding the dollar amounts by which each Highly Compensated Employee's elective contributions must be reduced using the Percentage Leveling Method to achieve an Acceptable Deferral Percentage Ratio. Second, the aggregate amount of Excess Contributions to be returned as so calculated shall be allocated among and distributed to the Highly Compensated Employees by following the "Dollar Leveling Method" under which the elective contributions of the Highly Compensated Employee with the highest dollar amount of elective contributions shall be reduced to the extent necessary to cause the dollar amount of his elective contributions to equal the next highest dollar amount of elective contributions of a Highly Compensated Employee, and by repeating this process until all of the Excess Contributions have been returned.

          (f) The amount of Excess Contributions to be distributed to any Participant pursuant to this Section
     4.9 shall be reduced by any Excess Deferrals previously distributed to such Participant pursuant to Section 4.8 for the Participant's taxable year ending with or within the Plan Year.

          (g) The income or loss allocable to Excess
     Contributions for the Plan Year in which they were made shall be determined in accordance with either of the following methods, provided that the same method is used on a uniform and consistent basis for all corrective distributions for a given Plan Year:

              (i) The "Fractional Method", whereby the income or loss allocable to the Participant's Pre-tax Contribution Account for the Plan Year in which such Excess Contributions were made is multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for such Plan Year and the denominator of which is the value of the Participant's Pre-tax Contribution Account as of the last day of the preceding Plan Year after all allocations and adjustments have been made as of such date for such preceding Plan Year; or

              (ii)  any reasonable method which is normally
          used by the Plan for allocating income or losses to Participants' accounts.

          (h) The income or loss allocable to Excess
     Contributions for the period after the end of the Plan Year in which such Excess Contributions were made up to the date of the corrective distribution (the "Gap Period") shall be determined in accordance with one of the following methods, provided that the same method is used on a uniform and consistent basis for all corrective distributions for a given Plan Year:

              (i) The income or loss for the Gap Period shall be deemed to be zero;

              (ii) the income or loss for the Gap Period shall be deemed to be 10% of the amount determined under paragraph (g)(i) of this Section 4.9 multiplied by the number of whole calendar months between the end of the Plan Year and the date of the corrective distribution, counting the month of distribution if distribution occurs after the 15th day of such month;

              (iii) the income or loss for the Gap Period shall be determined by applying the Fractional Method to the income or loss allocable to the Participant's Pre-tax Contribution Account for the Gap Period; or

              (iv) the income or loss for the Gap Period shall be determined in accordance with any reasonable method which is normally used by the Plan for allocating income or losses to Participants' accounts.

     Section 4.10. Limitations on After-tax and Matching Contributions for Highly Compensated Employees. If the matching contributions allocated to the Company Contribution
Accounts (and, for 1997 and 1998, the after-tax contributions allocated to the After-tax Contribution Accounts) of Participants for any Plan Year are such that an Acceptable
Contribution Percentage Ratio (as defined below) is not achieved for the Plan Year, the Company may forfeit (if otherwise forfeitable under the terms of the Plan) and/or distribute to Participants who are Highly Compensated Employees any excess amounts contributed by the Company pursuant to Section 4.2 for that Plan Year (and, for 1997 and 1998, by Participants under paragraph (a) of Section 4.1) ("Excess Aggregate Contributions"), plus the income and minus any loss allocable to such amounts, within 2 1/2 months following the close of the Plan Year for which such contributions were made in such amounts and in the manner determined under this Section

4.10. Any such distribution shall not require the consent of the Participants on whose behalf the contributions were made and shall be made in accordance with the applicable provisions of the Code (including Section 401(m)(6) of the Code) and the
Regulations thereunder.

          (a) An Acceptable Contribution Percentage Ratio shall mean a relationship between the Average Contribution Percentage ("ACP") (as defined below) for such Plan Year for the group of Active Participants who are Highly Compensated Employees for such Plan Year and the ACP for the preceding Plan Year for the group of all other Active Participants for the preceding Plan Year which satisfies either of the following tests:

              (i)   The ACP for the group of Highly Compensated
          Employees is not more than 125% of the ACP of all other Active Participants (the "Basic Limit"); or

              (ii) the ACP for the group of Highly Compensated Employees does not exceed the ACP of all other Active Participants by more than 2 percentage points, and the ACP for the group of Highly Compensated Employees is not more than 200% of the ACP of all other Active Participants.

     In applying the foregoing tests, the Company may elect to use the current Plan Year instead of the preceding Plan Year for purposes of identifying the group of all other Active Participants and determining the Contribution Percentages and the ACP for such group. Any such election shall not be changed except as provided by the Secretary of the Treasury.

          (b) For each Active Participant, a "Contribution Percentage" shall be determined each year by dividing the sum of the contributions allocated to his Company Contribution Account (and, for 1997 and 1998, to his After-tax Contribution Account) for the applicable Plan Year by his Compensation for such Plan Year. The Contribution Percentage of a Participant who has had no amounts contributed to either such account for a Plan Year shall be zero (except to the extent the last sentence of this paragraph (b) may apply). The ACP for a specified group of Employees shall be the average of the Contribution Percentages for each Active Participant in such group. If the requirements of Section 1.401(m)-1(b)
     (5) of the Regulations are met, the Company may include in the numerator for purposes of determining a Participant's Contribution Percentage for a Plan Year some or all of the contributions allocated to his Pre-tax Contribution Account for such Plan Year, but to the extent such contributions are included for that purpose, they may not otherwise be taken into account to satisfy the requirements of Section 401(a)(4) and Section 401(k)(3) of the Code, as set forth in the ADP test described in
     Section 4.9.

          (c) If any voluntary after-tax contributions or Employer matching contributions are made on behalf of any Highly Compensated Employee to 1 or more other qualified plans sponsored by the Employer, all such contributions shall be considered in determining his Contribution Percentage.

          (d) If this Plan must be aggregated with 1 or more other plans of the Employer for this or any other such plan to satisfy the requirements of Section 401(m),
     Section 401(a)(4), or Section 410(b) of the Code, the Contribution Percentages shall be determined as if all such plans were a single plan, provided that all such plans have the same Plan Year.

          (e) The amount of Excess Aggregate Contributions to be forfeited and/or distributed for any Plan Year to any Participant who is a Highly Compensated Employee shall be determined by following a two step process. First, the aggregate amount of Excess Aggregate Contributions shall be calculated by following the Percentage Leveling Method under which the Contribution Percentage of the Highly Compensated Employee with the highest Contribution Percentage shall be reduced to the extent necessary to reach an Acceptable Contribution Percentage Ratio or to cause his Contribution Percentage to equal the next highest Contribution Percentage of a

     Highly Compensated Employee, and by repeating this process until an Acceptable Contribution Percentage Ratio is achieved. The aggregate amount of Excess Aggregate Contributions shall then be calculated by adding the dollar amounts by which each Highly Compensated Employee's matching contributions (and, for 1997 and 1988, after-tax contributions) must be reduced using the Percentage Leveling Method to achieve an Acceptable Contribution Percentage Ratio. Second, the aggregate amount of Excess Aggregate Contributions as so calculated shall be allocated among the Highly Compensated Employees by following the Dollar Leveling Method under which the matching (and after-tax) contributions of the Highly Compensated Employee with the highest dollar amount of matching (and after-tax) contributions are reduced to the extent necessary to cause the dollar amount of his matching (and after-tax) contributions to equal the next highest dollar amount of matching (and after-tax) contributions of a Highly Compensated Employee, and by repeating this process until all of the Excess Aggregate Contributions have been returned and/or forfeited.

          (f) The income or loss allocable to Excess Aggregate Contributions for the Plan Year in which they were made shall be determined in accordance with either of the following methods, provided that the same method is used on a uniform and consistent basis for all corrective distributions for a given Plan Year:

              (i) The "Fractional Method," whereby the income or loss allocable to the Participant's After-tax Contribution Account and/or Company Contribution Account (depending upon from which account or accounts the corrective distributions were made) for the Plan Year in which such Excess Aggregate Contributions were made is multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for such Plan Year and the denominator of which is the value of the Participant's After-tax Contribution Account and/or his Company Contribution Account, as appropriate, as of the last day of the preceding Plan Year after all allocations and adjustments have been made as of such date for such preceding Plan Year; or

              (ii)  any reasonable method which is normally
          used by the Plan for allocating income or losses to Participants' accounts.

          (g) The income or loss allocable to Excess Aggregate Contributions for the period after the end of the Plan Year in which such Excess Aggregate Contributions were made up to the date of the corrective distribution (the "Gap Period") shall be determined in accordance with one of the following methods, provided that the same method is used on a uniform and consistent basis for all corrective distributions for a given Plan Year:

              (i) The income or loss for the Gap Period shall be deemed to be zero;

              (ii) the income or loss for the Gap Period shall be deemed to be 10% of the amount determined under paragraph (f)(i) of this Section 4.10 multiplied by the number of whole calendar months between the end of the Plan Year and the date of the corrective distribution, counting the month of distribution if distribution occurs after the 15th day of such month;

              (iii) the income or loss for the Gap Period shall be determined by applying the Fractional Method to the income or loss allocable to the Participant's After-tax Contribution Account and/or Company Contribution Account, as appropriate, for the Gap Period; or

              (iv) the income or loss for the Gap Period shall be determined in accordance with any reasonable method which is normally used by the Plan for allocating income or losses to Participants' accounts.

     Section 4.11. Multiple Use of Alternative Limitations. If for any Plan Year neither the ADP test calculated pursuant to
Section 4.9 nor the ACP test calculated pursuant to Section 4.10 can be satisfied using the Basic Limit described in subparagraph
(a)(i) of each such Section, respectively, then the sum of (a) the ADP of the group of Active Participants who are Highly Compensated Employees and (b) the ACP of the group of Active Participants who are Highly Compensated Employees shall not exceed the "Aggregate Limit". For purposes of determining the Aggregate Limit, the ADP and the ACP of Highly Compensated Employees shall be determined after the distribution of any Excess Contributions or Excess Aggregate Contributions required by Section 4.9 or Section 4.10, respectively. The Aggregate Limit shall mean the greater of:

          (a) The sum of:

              (i) 125% of the greater of the ADP or the ACP of all other Active Participants, plus

              (ii) the lesser of 2 percentage points above, or 200% of, the lesser of the ADP or the ACP of all other Active Participants; or

          (b) the sum of:

              (i) 125% of the lesser of the ADP or the ACP of all other Active Participants, plus

              (ii) the lesser of 2 percentage points above, or 200% of, the greater of the ADP or the ACP of all other Active Participants.

In the event that the Aggregate Limit is exceeded, Excess Aggregate Contributions made for such Plan Year and allocated to the accounts of Highly Compensated Employees, plus the income and minus any loss allocable to such Excess Aggregate Contributions, shall be distributed within 2 and one-half months following the close of the Plan Year for which such contributions were made, using the method set forth in Section 4.10, to the extent necessary to reduce the ACP of the Highly
Compensated Employees so that, when added to the ADP of the Highly Compensated Employees, the sum is not greater than the Aggregate Limit.

     Section 4.12. Form of Contributions. The Company's contribution shall be made in Qualifying Employer Securities, except that the Company shall make cash contributions to the extent that cash is required to be distributed in lieu of fractional shares pursuant to Section 8.13.

                           ARTICLE  V

                   ALLOCATIONS  AND  ACCOUNTS

     Section 5.1. Allocation of Participant Contributions.

          (a) After-tax Contributions: Subject to the limitations contained in Section 5.4, after-tax contributions made to the Trust by Participants pursuant to paragraph (a) of Section 4.1 shall be allocated to the respective After-tax Contribution Accounts of the Participants who contributed such amounts to the Trust.

          (b) Pre-tax Contributions: Subject to the limitations contained in Section 5.4, pre-tax contributions made to the Trust by the Company on behalf of Participants pursuant to paragraph (b) of Section 4.1 shall be allocated to the respective Pre-tax Contribution Accounts of the Participants who elected to have such amounts so contributed to the Trust.

     Section 5.2. Allocation of Company Contributions. Subject to the limitations contained in Section 5.4, the contributions made by the Company to the Trust for a Plan Year pursuant to
Section 4.2 shall be allocated to the respective Company Contribution Accounts of the Participants on whose behalf such contributions were made.

     Section 5.3. Separate Accounts. The Trustee shall create and maintain an After-tax Contribution Account for each Participant who elected to make contributions to this Trust under paragraph (a) of Section 4.1 prior to February 1, 1998, and shall credit such account with all voluntary after-tax contributions made by such Participant. The Trustee shall also create and maintain a Pre-tax Contribution Account for each Participant who elects to have contributions made on his behalf under paragraph (b) of Section 4.1, and shall credit such account with all pre-tax contributions made on behalf of such Participant. The Trustee shall also create and maintain a Company Contribution Account for each Participant to which the Company's contributions made pursuant to Section 4.2 and allocated to such Participant shall be credited, along with a subaccount to which cash dividends allocable to such Participant shall be credited. If a Participant incurs a Period of Severance exceeding 60 months, and if the nonforfeitable portion of his Accrued Benefit in his Company Contribution Account which accrued prior to said Period of Severance is not distributed in full, and if he again becomes an Active Participant, separate Company Contribution Accounts shall be provided for his pre-severance and post-severance Accrued Benefit. If the Participant made any after-tax contributions prior to January 1, 1987, a subaccount shall be maintained reflecting all such contributions credited to his After-tax Contribution Account as of December 31, 1986. The creation of such accounts and subaccounts is primarily for accounting purposes and does not require a segregation of assets or funds to any such account.

     Section 5.4. Limitations on Annual Additions. For purposes of this Section 5.4, the following words and phrases shall have the following meanings:

          (a) Affiliate:  As defined in paragraph (c) of
     Section 1.3 but subject to the modifications of Section
     414(b) and Section 414(c) of the Code described in
     Section 415(h) of the Code.

          (b) Annual Addition: With respect to each Plan Year, the total contributions (including any excess elective contributions returned to the Participant pursuant to the provisions of Section 4.8) and forfeitures allocated to a Participant's accounts in this and any other Defined Contribution Plans maintained by the Employer. Notwithstanding the foregoing, for Plan Years commencing prior to 1987, only the lesser of (i) 2 of a Participant's after-tax contributions or (ii) the amount of his after-tax contributions in excess of 6% of his Compensation for such Plan Year shall be included in his Annual Addition for such year. If applicable, for purposes of the dollar limitation but not the percentage limitation, both (i) amounts allocated after March 31, 1984, to an individual medical account (as defined in Section 415(l)(2) of the Code) which is a part of a pension or annuity plan maintained by the Employer, and (ii) amounts derived from contributions paid or accrued after 1985 in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer shall be included in a Participant's Annual Addition.

          (c) Compensation: As defined in Section 415(c)(3) of the Code and the Regulations thereunder.

          (d) Defined Benefit Plan: A plan which is not a Defined Contribution Plan. For purposes of applying the limitations of this Section 5.4, all Defined Benefit Plans (whether or not terminated) of the Employer shall be treated as one Defined Benefit Plan.

          (e) Defined Benefit Plan Fraction: For any Plan Year, a fraction, the numerator of which is the projected annual benefit of the Participant under all Defined Benefit Plans maintained by the Employer, and the denominator of which is the lesser of (i) 125% of $90,000 (indexed for cost of living adjustments provided for under the Code), or (ii) 140% of the Participant's average Compensation for the 3-consecutive calendar years of service with the Employer which produce the highest average.

          (f) Defined Contribution Plan: A plan which provides for one or more individual accounts for each Participant and benefits based solely on the amounts contributed to each Participant's account, and any income, expenses, gains, losses and forfeitures which may be allocated thereto. For purposes of applying the limitations of this
     Section 5.4, all Defined Contribution Plans (whether or not terminated) of the Employer shall be treated as one Defined Contribution Plan.

          (g) Defined Contribution Plan Fraction: For any Plan Year, a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account for such Plan Year and all prior Plan Years, and the denominator of which is the sum of the lesser of the following amounts determined for such Plan Year and for each prior Plan Year of service with the Employer: (i) 125% of $30,000 (indexed for cost of living adjustments provided for under the Code); or (ii) 35% of the Participant's Compensation for the Plan Year. The Annual Addition for any Plan Year beginning before January 1, 1987 shall not be recomputed to treat all of a Participant's voluntary contributions as Annual Additions. If the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986 in any Prior Plan which was in existence on May 6, 1986, the numerator of the Defined Contribution Plan Fraction shall be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of the Defined Contribution Plan Fraction shall be permanently subtracted from the numerator of the Defined Contribution Plan Fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the limitations applicable under Section 415 of the Code to the first Limitation Year beginning on or after January 1, 1987.

          (h) Employer:  As defined in paragraph (l) of Section
     1.3 but using the definition of Affiliate set forth in paragraph (a) above.

          (i) Limitation Year:  The Plan Year.

Notwithstanding any other provision contained herein, the total Annual Addition made to the account of a Participant for any Plan Year shall not exceed the lesser of (a) $30,000 (or, if greater, 25% of the dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code), or (b) 25% of the Participant's Compensation for such Plan Year. In addition, if in any Plan Year a Participant in this Plan also participates in a Defined Benefit Plan maintained by the Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, both computed as of the close of the Plan Year, shall not exceed 1.0. At the election of the Company, special transitional rules may apply for both the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for Employees who were Participants in the Prior Plan as of December 31, 1982. If any Annual Addition exceeds any limitation contained in this
Section 5.4, first the after-tax contributions made by such Participant for the Plan Year pursuant to paragraph (a) of
Section 4.1 which caused such excess shall be returned to the Participant, and then, if necessary, the pre-tax contributions made on behalf of such Participant for such Plan Year pursuant to paragraph (b) of Section 4.1 which caused such excess shall be returned to the Participant. If, after returning all such contributions for such Plan Year, an excess still exists, such excess shall be held in a suspense account and applied to reduce the contribution of the Company for such Plan Year and for each succeeding Plan Year until exhausted. If more than 1 Company has contributed to the account of a Participant in a Plan Year, any such excess shall be applied to reduce the contributions of such Companies in proportion to the amount of contributions made by each such Company and allocated to such Participant.

     Section 5.5. Dividends. Notwithstanding any other provision of this Plan and Trust, any cash dividend on Qualifying Employer Securities held by the Trust and allocated to the accounts of Participants shall be credited to the respective Company Contribution Accounts to which the Qualifying Employer Securities are credited. Such dividends shall be invested and reinvested as directed by Participants pursuant to Section 12.4. Except as hereinafter set forth, such dividends and all earnings thereon shall at all times be fully nonforfeitable and shall be distributed in accordance with the provisions of Article VIII, provided, however, that in cases where such dividends and earnings are less than $1.00 and represent the entire nonforfeitable Accrued Benefit with respect to a Participant, such dividends and earnings shall be forfeited and applied in accordance with Section 8.9. Dividends on Qualifying Employer Securities held by the Trust and not allocated to the accounts of Participants shall be invested as directed by the Company and such dividends and earnings thereon shall be used to provide cash distributions in lieu of fractional shares.

                           ARTICLE  VI

                     VALUATION  OF  ACCOUNTS

     Section 6.1. Valuation Date. The last day of each Plan Year shall be the Annual Valuation Date as of which the value of each Participant's share in the Trust shall be determined. As soon as possible, but in any event within a reasonable period after the Trustee shall have received the Company's contribution for any Plan Year, or within a reasonable period of time after the expiration of the time permitted to the Company to make payment of its contribution as provided in Section 4.5, whichever shall first occur, the Trustee shall appraise the fair market value of all property and funds of the Trust as of the close of such Plan Year and prepare a written account. Such written account shall set forth all investments, receipts, disbursements and other transactions of the Trust for or during such Plan Year and shall contain an itemized schedule of all Trust property and funds showing in each case the appraised fair market value thereof as of the close of such Plan Year and an itemized schedule of all liabilities of the Trust as of the close of the Plan Year.

     Section 6.2. Interim Valuation. As of any time during the Plan Year that the Company deems it necessary, the Company shall direct the Trustee to revalue the Trust upon the basis of the then market value of the assets in the Trust. Such interim Valuation Date shall be substituted for the valuation as of the end of the preceding Plan Year, or for any more recent interim Valuation Date, in determining the amounts in the accounts of Participants and their Beneficiaries for all purposes of the Plan. Whenever reference is made in the Plan to the account as of the end of the preceding Plan Year, it shall mean as of the most immediately preceding interim Valuation Date.

     Section 6.2. Allocation of Earnings. All earnings, gains, and losses of the Trust for each Plan Year shall be allocated among the accounts and subaccounts on the books of the Trust as of each Valuation Date in proportion to the respective balances of such accounts and subaccounts as of the immediately preceding Valuation Date; provided, however, that if any portion of a Participant's Accrued Benefit is held in any directed account pursuant to Section 12.4, such portion of his Accrued Benefit shall share only in the earnings, gains and losses of the investment funds held in such directed account.

     Section 6.4. Value of Accrued Benefit upon Termination. For the purpose of determining the value of the Accrued Benefit of each Participant in the event of the death, retirement, or other termination of employment or participation of such Participant, the value of such Participant's Accrued Benefit shall be the value thereof as of the last Valuation Date preceding his death, retirement, or other termination of employment or participation, after giving effect to any credits and/or debits thereto made as of the said Valuation Date in accordance with any of the foregoing provisions of this Plan and Trust, and to any other credits and/or debits made to his Accrued Benefit subsequent to such last preceding Valuation Date pursuant to any of the provisions of this Plan and Trust.

     Section 6.5. Valuation of Qualifying Employer Securities. The value of Qualifying Employer Securities for all purposes of this Plan and Trust shall be determined in good faith by the Company based on all relevant factors. The Trustee shall have no responsibility for the determination of such value or liability therefrom.

     Section 6.6. Unit Accounting. The Trustee or the Contract Administrator may, for administrative purposes, establish unit values for one or more investment funds (or any portion thereof) and maintain the accounts setting forth each Participant's interest in each such investment fund (or portion thereof) in terms of such units, all in accordance with such rules and procedures as the Trustee or Contract Administrator shall deem to be fair, equitable and administratively practicable. In the event that unit accounting is thus established for any investment fund (or any portion thereof) the value of a Participant's interest in that investment fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such investment fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

                          ARTICLE  VII

                    ENTITLEMENT  TO  BENEFITS

     Section 7.1. Normal Retirement Date. Each Participant shall have the right, at his option, to retire at any time from and after his Normal Retirement Date; provided, that until such retirement or other termination of employment thereafter his right to full participation as a Participant hereunder shall continue. If a Participant's employment with the Employer is terminated on or after his Normal Retirement Date (other than termination by reason of his death), his entire Accrued Benefit shall thereafter be fully nonforfeitable and shall be distributed in accordance with the provisions of Section 8.1.

     Section 7.2. Disability Retirement Prior to Normal Retirement Date. The Company will permit a Participant to retire prior to his Normal Retirement Date in any case in which it is determined by a duly licensed physician selected by the Company that, because of ill health, accident, disability or general inability because of age, the Participant is no longer able, properly and satisfactorily, to perform his regular duties as an Employee. The foregoing provisions of this Section 7.2 shall be administered in such manner that all Participants are treated similarly under similar circumstances. If a Participant's employment with the Employer is terminated pursuant to this
Section 7.2, his entire Accrued Benefit shall thereafter be fully nonforfeitable and shall be distributed in accordance with the provisions of Section 8.1.

     Section 7.3. Early Retirement. Each Participant shall have the right, at his option, to retire at any time after he has attained 55 years of age and completed 15 Years of Service. If a Participant's employment is terminated after he has satisfied the aforesaid age and service requirements (other than termination by reason of his death), his entire Accrued Benefit shall thereafter be nonforfeitable and shall be distributed in accordance with the provisions of Section 8.1. For purposes of this Section 7.3, Years of Service shall be determined under Section 2.4 without regard to the provisions of
Section 2.5.

     Section 7.4. Death. Upon the death of a Participant while in the employ of the Employer, his entire Accrued Benefit shall thereafter be fully nonforfeitable and shall be distributed in accordance with the provisions of Section 8.2.

     Section 7.5. Termination for Other Reasons. If a Participant's employment with the Employer is terminated other than as described in the preceding Sections of this Article VII, he shall have a nonforfeitable interest in all of his Accrued Benefit in his After-tax Contribution Account and his Pre-tax Contribution Account and in the following percentage of his Accrued Benefit in his Company Contribution Account (other than dividends credited to such account as provided in Section 5.5):


Years of Service         Nonforfeitable Percentage
----------------         -------------------------
Less than 1                        0%
1 but less than 2                 20%
2 but less than 3                 40%
3 but less than 4                 60%
4 but less than 5                 80%
5 or more                        100%

Said nonforfeitable percentage shall be distributed in accordance with the provisions of Section 8.3

     Section 7.6. Lost Distributees. If a Former Participant or his Beneficiary cannot be located for a period of 2 years after the benefits payable with respect to such Former Participant could be distributed under the provisions of this Plan and Trust without the consent of the Participant or Beneficiary, the Accrued Benefit of such Former Participant which has not already been forfeited pursuant to the provisions of Section 8.9 shall be forfeited as of the next Annual Valuation Date. Any Accrued Benefit forfeited in accordance with the foregoing provision shall be reinstated if a claim is made by the Former Participant or Beneficiary. Notwithstanding any other provision of this Plan and Trust, the amounts to be reinstated may come from earnings and gains of the Trust, Company contributions and forfeitures.

                          ARTICLE  VIII

                   DISTRIBUTION  OF  BENEFITS

     Section 8.1. Retirement. Subject to the remaining provisions of this Article VIII, upon the termination of employment of any Participant on account of normal, early or disability retirement pursuant to Section 7.1, Section 7.3 or
Section 7.2, the Company shall direct the Trustee to distribute the Accrued Benefit of such Participant in one or more of the following methods:

          (a) In a lump sum;

          (b) in annual or more frequent periodic payments of not less than $10.00 each, until the entire Accrued Benefit has been fully and completely distributed; provided, however, that if such Participant shall die prior to having received all of his Accrued Benefit, then and in that event the Company shall direct the Trustee to distribute the remaining balance of such deceased Participant's Accrued Benefit in accordance with the provisions of Section 8.2. Until distributed in full, the Accrued Benefit of such Participant shall be subject to the valuation adjustments described in Article VI.

To the extent the distribution qualifies as an Eligible Rollover Distribution (as defined below), the Participant may also elect to have a portion or all of such distribution paid in the form of a direct rollover to another Eligible Retirement Plan (as defined below) designated by the Participant in accordance with the provisions of Section 402 of the Code and Section 401(a)(31) of the Code. An Eligible Rollover Distribution shall mean any distribution of all or any portion of a Participant's Accrued Benefit other than: (i) A distribution that is 1 in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or joint lives (or joint life expectancy) of the Participant and his designated Beneficiary, or for a specified period of 10 years or more; (ii) any portion of a distribution required under Section 8.6, Section 8.7 or Section
8.8 of the Plan; and (iii) any
portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Qualifying Employer Securities). An Eligible Retirement Plan shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code.

     Section 8.2. Death. Upon the death of a Participant prior to his retirement or other termination of employment, or prior to commencement of his benefits, the Company shall direct the Trustee to distribute his Accrued Benefit to his surviving spouse or, if there is no surviving spouse or the surviving spouse consents or such consent is not required, to his designated Beneficiary or Beneficiaries, if any, otherwise to the duly appointed, qualified and acting personal representative, executor or administrator of the estate of such deceased Participant.

          (a) Beneficiary Designation: Each Participant may, from time to time, designate in writing to the Company the name or names of any Beneficiary or Beneficiaries and/or contingent Beneficiary entitled to receive any benefits which may be payable under the Trust in the event of his death. Any such designation may be changed or revoked by a Participant at any time and from time to time by appropriate instrument signed in writing and delivered to the Company.

          (b) Consent of Spouse: Any designation by a married Participant of a Beneficiary or Beneficiaries other than his spouse under the foregoing provisions of this Section
     8.2 shall not be effective unless: (i) The designation either designates a specific Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, which may not be changed without the spouse's further consent, or expressly permits the Participant to change his Beneficiary designation without the spouse's further consent; (ii) the spouse of the Participant consents in writing to such designation; (iii) such consent acknowledges the effect of such designation; (iv) if the designation permits the Participant to change his Beneficiary without the spouse's further consent, the consent acknowledges that the spouse has a right to limit consent to a specific Beneficiary and voluntarily relinquishes that right; and (v) such consent is witnessed
     by a Plan representative or a notary public.   However,
     the spouse's consent shall not be required if it is established to the satisfaction of a Plan representative that it cannot be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Regulations may prescribe.

          (c) Commencement of Distribution:  If the
     Participant's Accrued Benefit exceeds or at any time exceeded $5,000, distribution to his surviving spouse, if any, shall not commence prior to the later of what would have been the Participant's Normal Retirement Date or the date the Participant would have attained 62 years of age, unless the Company provides the surviving spouse with notice of the payment options available and the right to defer distribution and obtains the spouse's written consent to distribution. Such notice and consent shall satisfy the notice and consent requirements set forth in Section 8.4.

          (d) Method of Distribution: Distribution shall be made to the Beneficiary in 1 or more of the methods described in Section 8.1; provided, however, that the direct rollover option shall be available only to a Beneficiary who is the Participant's surviving spouse or his former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (both as defined in
     Section 9.2 of the Plan); and, provided further, that with respect to a Beneficiary who is a surviving spouse (but not with respect to a former spouse who is an Alternate
     Payee), the Eligible Retirement Plan must be an individual retirement account or individual retirement annuity.

     Section 8.3. Termination of Employment. If a Participant's employment terminates other than because of his death, his disability pursuant to Section 7.2, or after he has met the requirements for normal or early retirement pursuant to Section
7.1 or Section 7.3, the nonforfeitable portion of his Accrued Benefit shall be distributed to him by the Trustee at the direction of the Company in accordance with Section 8.1 at his Normal Retirement Date. Distribution may be advanced to a date earlier than his Normal Retirement Date if the Former
Participant so elects, in writing, in accordance with the requirements of Section 8.4. If the nonforfeitable portion of a Former Participant's Accrued Benefit does not exceed $5,000 and has never exceeded such amount, the Company may direct the Trustee to distribute such benefit in a lump sum as promptly as feasible following termination of his employment with or without his consent, subject to his right to elect the direct rollover option described in Section 8.1 in lieu of such lump sum payment. If a Former Participant dies prior to having received any part or all of the nonforfeitable portion of his Accrued Benefit, the Company shall direct the Trustee to distribute the remaining balance thereof in accordance with Section 8.2. Until distributed in full, the Accrued Benefit of any such Former Participant shall be subject to the valuation adjustment described in Article VI.

     Section 8.4. Payment Elections. The Company shall direct the Trustee to distribute the Accrued Benefit of a Participant in accordance with any written request filed by the Participant or his Beneficiary specifying the method or methods permitted under this Article VIII by which he desires distribution. If a Participant's Accrued Benefit exceeds or at any time exceeded $5,000 and he becomes entitled to distribution for any reason at any time prior to the later of his Normal Retirement Date or the date he attains 62 years of age, such benefit shall not be distributed unless the Company provides the Participant with notice of the payment options available to him and obtains his written consent to distribution. Such consent shall be valid only if: (a) The notice includes a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan, including the direct rollover option described in Section 8.1; (b) the notice advises the Participant of his right to defer distribution; and (c) the consent is signed after such notice has been received and no more than 90 days before payment commences. Such consent shall not be required if distribution commences on account of or after the death of the Participant.

     Section 8.5. Commencement of Benefits. Except as other-wise provided in Section 8.3, any distribution under Section 8.1,
Section 8.2 or Section 8.3 shall generally be payable as soon as administrative feasible following the Participant's retirement, death or other termination of employment. The Participant may elect to postpone the distribution of his Accrued Benefit to a later date, but not later than the Participant's Required Beginning Date as defined in Section 8.6. Unless otherwise elected by the Participant, payment of benefits shall commence no later than 60 days after the close of the Plan Year in which occurs the latest of: (a) The Participant's attainment of age 65 (or the Participant's Normal Retirement Date, if earlier) (b) the Participant's employment with the Employer terminates, or (c) the 10th anniversary of the Participant's participation in the Plan occurs; provided however, that if the amount of benefits cannot be ascertained by such date, payment shall be retroactive to such date, after ascertainment, and shall commence not later than 60 days after the amount is ascertained. The failure of a Participant to consent to a distribution as required by Section
8.4 shall be deemed to be an election to postpone payment sufficient to satisfy this Section 8.5.

     Section 8.6. Required Beginning Date.  In accordance with
Section 401(a)(9) of the Code and the Regulations thereunder, distribution of a Participant's Accrued Benefit shall commence no later than his "Required Beginning Date," determined as follows:

          (a) General Rule: The Required Beginning Date of a Participant who is not a 5% owner shall be the first day of April of the calendar year following the calendar year in which the later of his retirement or attainment of age 70 and one-half occurs.

          (b) 5% Owners: The Required Beginning Date of a Participant who is a 5% owner (as defined in Section
     416(i) of the Code but without regard to whether the Plan is top-heavy) with respect to the Plan Year in which the Employee attains age 70 1/2 shall be the first day of April following the calendar year in which he attains age 70 1/2. Once distributions have begun to a 5% owner under this Section, they shall continue to be distributed even if he ceases to be a 5% owner in a subsequent year.

          (c) Transition Rule: If the Required Beginning Date of a Participant who is not a 5% owner occurred prior to 1997 under the provisions of this Section 8.6 in effect under the Prior Plan and such Participant has not retired, such Participant may but is not required to elect to have his Required Beginning Date deferred to the date determined under paragraph (a).

     Section 8.7. Non Lump Sum Distributions. If not made in a lump sum payment, distributions may only be made over one of the following periods (or a combination thereof) in accordance with
Section 401(a)(9) of the Code and the Regulations thereunder:

          (a) The life of the Participant;

          (b) the life of the Participant and a designated
     Beneficiary;

          (c) a period certain not extending beyond the life expectancy of the Participant; or

          (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated Beneficiary.

If the Participant's entire Accrued Benefit is to be distributed pursuant to (c) or (d) above, the amount to be distributed for each year, commencing with the calendar year in which the Participant's Required Beginning Date occurs, must be at least an amount equal to the quotient obtained by dividing the entire Accrued Benefit by the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and designated Beneficiary. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Section 1.72-9 of the Regulations. For purposes of this computation, the life expectancy of the Participant and spouse may be recalculated no more frequently than annually; however, the life expectancy of a nonspouse Beneficiary may not be recalculated. If the spouse is not the designated Beneficiary, the method of distribution selected must assure that more than 50% of the present value of the amount available for distribution will be paid within the life expectancy of the Participant. If the spouse is not the designated Beneficiary, the method of distribution selected must assure a minimum annual payment for each year, beginning with the calendar year in which the Participant's Required Beginning Date occurs, in an amount determined in accordance with Section 1.401(a)(9)-2 of the Regulations.

     Section 8.8. Death Distribution Provisions. If a Participant dies after distribution of his Accrued Benefit has commenced, the remaining portion of such Accrued Benefit shall continue to be distributed at least as rapidly as under the method of distribution being used prior to his death. If a Participant dies before distribution of his Accrued Benefit has commenced, the entire Accrued Benefit shall be distributed no later than the last day of the calendar year in which the 5th anniversary of the

Participant's death occurs, except to the extent that an election is made to receive distributions in accordance with (a) or (b) below and Section 401(a)(9) of the Code and the Regulations thereunder:

          (a) If any portion of the Participant's Accrued Benefit is payable to a designated Beneficiary, distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than the last day of the calendar year following the calendar year of the Participant's death; and

          (b) if the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin shall not be earlier than the last day of the calendar year in which the Participant would have attained age 70 1/2, and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

For purposes of this Section 8.8, life expectancy shall be calculated by use of the return multiples specified in Section 1.72-9 of the Regulations based on the attained age of the Beneficiary as of his birthday in the calendar year of distribution. Life expectancy of a surviving spouse may be recalculated annually; however, in the case of any other designated Beneficiary, such life expectancy shall be calculated at the time payment first commences without further
recalculation.   Furthermore, for purposes of this Section 8.8,
any amount paid to a child of the Participant shall be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

     Section 8.9. Forfeitures. If a distribution is made from the Plan and Trust to any Participant, pursuant to Section 8.3 or pursuant to any other provision of this Plan and Trust, at a time when the nonforfeitable percentage of his Accrued Benefit in his Company Contribution Account is less than 100% and prior to the time that he incurs a Period of Severance exceeding 60 months, the Company shall comply with the requirements of either paragraph (a) or paragraph (b) of this Section 8.9, or a combination thereof, pursuant to uniform rules so that all Participants are treated similarly under similar circumstances.

          (a) Cash Out: The portion of such Participant's Accrued Benefit which has not yet become nonforfeitable may be forfeited in the Plan Year in which the distribution occurs; provided, however, that if the Participant resumes employment covered under this Plan on or before the date he incurs a Period of Severance exceeding 60 months following the date of distribution, his Accrued Benefit shall be restored. Notwithstanding any other provision of this Plan, the amounts to be so restored may come from other forfeitures, Company contributions, or Trust earnings. For purposes of this
     Section 8.9, if the value of the nonforfeitable portion of a Participant's Accrued Benefit is $0.00, he shall be deemed to have received a distribution of such Accrued Benefit upon termination of his employment. If the amount distributed to the Participant is less than the entire nonforfeitable portion of his Accrued Benefit in his Company Contribution Account, the part of such Accrued Benefit which is not nonforfeitable that may be forfeited in the Plan Year of distribution shall be the total portion of such Accrued Benefit which is not nonforfeitable multiplied by a fraction, the numerator of which is the amount of the distribution and the denominator of which is the total nonforfeitable portion of such Accrued Benefit.

          (b) Special Account: If at the end of the Plan Year in which the distribution occurs the entire portion of his Accrued Benefit which is not nonforfeitable has not been forfeited in accordance with the provisions of paragraph
     (a) of this Section 8.9, then, thereafter, at any relevant time, the nonforfeitable amount of such Participant's Accrued Benefit in his Company Contribution Account shall be not less than an amount ("X") determined by the formula X = P(AB+D) - D where: P is the nonforfeitable percentage at the relevant time; AB is the Accrued Benefit in his Company Contribution Account at the relevant time; D is the amount of the distribution; and the relevant time is when he incurs a Period of Severance exceeding 60 months. At the end of the Plan Year when any terminated Participant incurs a Period of Severance exceeding 60 months, that portion, if any, of his Accrued Benefit to which he has not acquired a nonforfeitable interest and which has not already been forfeited pursuant to paragraph
     (a) of this Section 8.9 shall be forfeited.

Any amount so forfeited pursuant to the foregoing provisions of this Section 8.9 or pursuant to any other provisions of this Plan and Trust shall be applied to reduce the contribution of the Company which originally contributed the amount so forfeited for the Plan Year in which the forfeiture occurs and for each succeeding Plan Year until exhausted; and that portion, if any, of the Participant's Accrued Benefit to which he had acquired a nonforfeitable interest, if not already distributed, shall be distributed to him as provided in Section
8.3. If more than 1 Company has contributed amounts which are forfeited by a Participant, such amounts shall be applied to reduce the contributions of such Companies in proportion to the amount of contributions made by each such Company and allocated to such Participant.

     Section 8.10. Restrictions on Distribution of Pre-tax Contributions. The portion of a Participant's Accrued Benefit allocated to his Pre-tax Contribution Account shall not be distributed to the Participant or his Beneficiary prior to his termination of employment, death or disability, except under the following circumstances:

          (a) Termination of the Plan without the establishment by the Employer of another Defined Contribution Plan that is a "successor plan" as defined in Section
     1.401(k)-1(d)(3) of the Regulations;

          (b) the disposition by the Employer to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such Employer if the Employer continues to maintain this Plan after the disposition, but only with respect to former Employees who continue employment with the unrelated corporation acquiring such assets;

          (c) the disposition by the Employer to an unrelated entity of such Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such Employer continues to maintain this Plan, but only with respect to former Employees who continue employment with such subsidiary;

          (d) the Participant's attainment of age 59 1/2;

          (e) the hardship of the Participant as described in
     Section 8.11.

Distributions that may be made pursuant to 1 or more of the foregoing distributable events (other than that described in paragraph (a) above) shall be subject to the consent requirements of Section 8.4.

     Section 8.11. Distribution on Account of Financial Hardship. In the event of financial hardship (as defined below), a Participant may file a written request with the Company for distribution of a portion of his Accrued Benefit in his Pre-tax Contribution Account. If the Company determines that distribution can be made consistent with the requirements of this Section 8.11 and all applicable laws, the Company shall direct the Trustee to and the Trustee shall, upon the written direction of the Company, distribute to the Participant such amounts, in such manner, and at such times as the Company shall direct, and the Accrued Benefit of such Participant shall be reduced by the amount or amounts so distributed. Hardship distributions shall be subject to the following requirements:

          (a) Financial hardship shall mean an immediate and heavy financial need of the Participant where such Participant lacks other available resources and the distribution is necessary to satisfy the financial need.

          (b) The following financial needs shall be considered immediate and heavy:

              (i)   Deductible medical expenses (within the
     meaning of Section 213(d) of the Code) of the Participant, the Participant's spouse, children or dependents;

              (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant;

              (iii) payment of tuition and related fees for up to the next 12 months of post-secondary education for the Participant, the Participant's spouse, children or dependents;

              (iv)  the need to prevent eviction of the
     Participant from, or a foreclosure on the mortgage of, the Participant's principal residence; or

              (v) such other immediate and heavy financial needs as the Commissioner of the Internal Revenue Service may specify through the publication of revenue rulings or other notices of general applicability.

          (c) A distribution shall be considered to be necces-sary to satisfy an immediate and heavy financial need of the Participant if:

              (i)   The Participant has first obtained all
          distributions, other than hardship distributions, and all nontaxable loans available to him under all qualified plans maintained by the Employer;

              (ii) all contributions made on behalf of the Participant pursuant to 1 or more salary reduction agreements and all nondeductible Employee contribu-tions to all qualified plans maintained by the Employer are suspended for 12 months after the Participant's receipt of the hardship distribution;

              (iii) the distribution is not in excess of the amount of the immediate and heavy financial need
          (plus any taxes payable on account of such distribution); and

              (iv) the Participant does not make any further contributions pursuant to a salary reduction agree-ment to this or any other qualified plan maintained by the Employer for the Participant's taxable year immediately following the year in which the hardship distribution occurs in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount contributed on behalf of such Participant pursuant to 1 or more salary reduction agreements for the taxable year in which the hardship distribution occurred.

          (d) Earnings accrued on a Participant's Pre-tax
     Contribution Account shall not be distributed pursuant to this Section 8.11.

     Section 8.12. Withdrawal or Application of After-tax Contributions. Subject to the provisions of this Section 8.12, a Participant may withdraw his Accrued Benefit derived from his after-tax contributions at any time in accordance with uniform rules established by the Company from time to time. For the 1998 Plan Year, any withdrawal from his Accrued Benefit derived from the Participant's after-tax contributions shall be deemed to be made first from contributions for such Plan Year and must be of the entire amount of such contributions. Any additional withdrawals or withdrawals made in subsequent years must be of at least the lesser of $500 or 100% of the total Accrued Benefit derived from the Participant's after-tax contributions for prior Plan Years. For tax accounting purposes, withdrawals shall be charged first against after-tax contributions made prior to 1987, until exhausted, then against the Accrued Benefit derived from after-tax contributions made after 1986, until exhausted, and finally against earnings, if any, on contributions made prior to 1987. A Participant may also direct that all or any part of his Accrued Benefit derived from his own after-tax contributions may be withdrawn and applied against any withholding required because of a distribution to
such Participant under Section 8.14.   Any such direction shall
be made at such time and in accordance with such rules as the Company shall establish. Except as specifically otherwise provided in the preceding two sentences, any such application shall be deemed a withdrawal and all provisions of this Plan and Trust relating to the withdrawal of a Participant's Accrued Benefit derived from his own after-tax contributions shall be applicable to such application.

     Section 8.13. Form of Distribution. Distributions under this Plan and Trust of the portion of a Participant's Accrued Benefit consisting of Qualifying Employer Securities contributed by the Company shall generally be made in whole shares of Qualifying Employer Securities and cash in lieu of any fractional shares. The Participant may, however, elect to have the Trustee sell the Qualifying Employer Securities allocated to his account on the open market and distribute the proceeds to the Participant in cash. A cash distribution may be reduced by brokerage fees incurred by the Trustee in making such sale. Distribution of the remaining portion of a Participant's Accrued Benefit may be made in cash and/or any other property.

     Section 8.14. Distributions During Employment.
Notwithstanding any other provision of this Plan and Trust, distributions may be made to Plan Participants who are active
Employees in accordance with the following terms:

          (a) From and after the 5th anniversary of the commencement of his participation in the Plan, each Participant shall have the right to elect at any time to have a portion or all of his nonforfeitable Accrued Benefit in his Company Contribution Account distributed to him. However: (i) In no event shall the amount distributed be less than the lesser of $500 or 100% of the total nonforfeitable portion of the Participant's Accrued Benefit in his Company Contribution Account; and (ii) if the Participant has not been a Participant for at least 5 full Plan Years, in no event shall the amount distributed exceed the portion of his Accrued Benefit in his Company Contribution Account which has been in the Plan and Trust for at least 2 years.

          (b) If: (i) An Employee who is eligible to participate in the Plan has not contributed to the Plan for 2 years and has no balance in his Pre-Tax
     Contribution Account and his After-tax Contribution Account; (ii) such Employee has been a Participant for at least 5 full Plan Years or his Accrued Benefit derived from Company contributions has been in the Plan for at least 2 years; and (iii) his Accrued Benefit derived from Company contributions is fully nonforfeitable and does not exceed and has never exceeded $5,000, such Employee's Accrued Benefit' may be distributed to him in a lump sum as soon as feasible after fulfillment of the foregoing conditions.

          (c) A Participant who continues to be an Employee of the Employer after he has attained age 59 1/2 may elect in writing to commence distribution of any part or all of his Accrued Benefit any time after he attains age 59 and one-half.

                           ARTICLE  IX

SPENDTHRIFT  TRUST  AND  QUALIFIED  DOMESTIC  RELATIONS  ORDERS

     Section 9.1. Prohibition Against Alienation. Each and every distribution, transfer or payment of any of the Trust funds, or property into which the same may be converted, either of principal or income, made by the Trustee shall be made only to the persons entitled thereto under the provisions of this Plan and Trust (or, in the case of any minor Beneficiary, to the legal guardian of such minor or the minor directly, as the Company may determine) and not to any assignee or transferee of any such person, and shall be free from anticipation or alienation, voluntary or involuntary. No money or other property, whether principal or income, payable or distributable under the provisions of this Trust, shall be pledged, assigned, transferred, sold or in any manner whatsoever anticipated, charged or encumbered by any Participant or by any of the Beneficiaries, heirs, executors or administrators of any Participant, nor shall the same be liable in any manner, while in the possession of the Trustee, for the debts, obligations or liabilities of any such person, voluntary or involuntary, or for any claim, legal, equitable or otherwise, against any such person, including claims for alimony or for the support of any spouse, and any attempted assignment, anticipation or other disposition of any such interest shall be not merely voidable, but absolutely null and void. The foregoing provisions of this
Section 9.1 shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order except that such provisions shall not apply to a domestic relations order that is determined to be a Qualified Domestic Relations Order as described in Section 9.2.

     Section 9.2. Compliance with Qualified Domestic Relations Orders. Notwithstanding the provisions of Section 9.1, the Company shall direct the Trustee to comply with a domestic relations court order calling for the distribution of all or a portion of a Participant's nonforfeitable Accrued Benefit to any current or former spouse, child or other dependent of the Participant (the "Alternate Payee") if such order is determined to be a Qualified Domestic Relations Order within the meaning of
Section 414(p) of the Code. A domestic relations order shall be determined to be a Qualified Domestic Relations Order if each of the following conditions is met:

          (a) The order specifies the name and last known mailing address of the Participant and the name and mailing address of each Alternate Payee covered by the order.

          (b) The order specifies the amount or percentage of the Participant's nonforfeitable Accrued Benefit to be paid by the Plan to each such Alternate Payee, or the manner in which such amount is to be determined.

          (c) The order specifies the number of payments or period to which such order applies.

          (d) The order specifies that it applies to the Plan.

          (e) The order does not require payment of any type or form of benefit, or any option, not otherwise provided under the Plan.

          (f) The order does not require the Plan to provide increased contributions.

          (g) The order does not require the payment of benefits under the Plan to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

For purposes of this Section 9.2, a domestic relations order shall mean any judgment, decree, or order, including approval of a property settlement, which relates to the provision of child support, alimony payments, or marital property rights to a spouse, child, or other dependent of a Participant and which is made pursuant to state domestic relations law (including community property law). Notwithstanding the restriction in paragraph (e) above, even if a Participant continues to be an Employee of the Employer, a Qualified Domestic Relations Order may require payments to an Alternate Payee to commence on the earlier of: (a) The date on which the Participant is entitled to a distribution under the Plan; or (b) the later of (i) the date the Participant attains age 50 or (ii) the earliest date on which the Participant could commence benefits under the Plan if he separated from service with the Employer, and the amount of such payments to the Alternate Payee shall be calculated as if the Participant had retired on the date on which such payments commence under the Qualified Domestic Relations Order. A domestic relations order may require payment of benefits to an Alternate Payee in any form in which benefits may be paid to the Participant under the Plan. In the case of a domestic relations order entered prior to 1985, the Company shall treat such order as a Qualified Domestic Relations Order if the Plan is paying benefits pursuant to such order on such date, and may treat such order as a Qualified Domestic Relations Order even if it does not meet the requirements of Section 414(p) of the Code.

     Section 9.3. Procedure to Determine Status and Notice. When the Company receives a domestic relations order which purports to be a Qualified Domestic Relations Order, the
Company shall promptly notify the Participant and any Alternate Payee of the receipt of such order and of the procedures for determining the qualified status of domestic relations orders. Upon the receipt of the domestic relations order, the Company shall have at least 60 days, or such other reasonable time period as may be prescribed by Regulations, within which to determine whether the court order is a Qualified Domestic Relations Order. While the status of the order is being reviewed by the Company (or by a court of competent jurisdiction) to determine whether it is qualified, the Company shall direct the Trustee to separately account for the amounts which would be payable to an Alternate Payee during such period if the order was a Qualified Domestic Relations Order. If within the 18-month period beginning with the date on which the first payment would be required to be made under the domestic relations order it is determined by the Company to be a Qualified Domestic Relations Order, the Company shall direct the Trustee to pay any amount separately accounted for, plus interest, to the Alternate Payee. If within the 18-month period it is determined that the domestic relations order is not qualified or if the issue is not resolved, the Company shall direct the Trustee to pay any amount separately accounted for, plus interest, to the person or persons who would have been entitled to such amount had there been no order. Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the 18-month period shall apply prospectively only.
When the Company determines whether the domestic relations order is qualified, it shall notify the Participant and each Alternate Payee of its determination.

     Section 9.4. Distribution Pursuant to QDRO. Notwithstanding any other provision of this Plan and Trust, if some or all of a Participant's Accrued Benefit is required by the terms of a Qualified Domestic Relations Order to be distributed to an Alternate Payee, the Alternate Payee's portion of the benefit shall be distributed in accordance with the terms of the Qualified Domestic Relations Order any time after entry of such order and the election of the Alternate
Payee, even if the Participant is still an Employee of the Employer and the Participant's benefit would not otherwise be distributable under the terms of this Plan. Any such election by the Alternate Payee shall be subject to the notice and consent requirements of Section 8.4.

                           ARTICLE  X

                         ADMINISTRATION

     Section 10.1. Authority. Except to the extent the Company otherwise designates pursuant to the provisions of Section 10.5, the Company shall be the Plan administrator and the named fiduciary as defined in Section 402(a)(1) of ERISA and shall have authority to control and manage the operation and administration of the Plan.

     Section 10.2. Rights, Powers and Duties. The Company shall have such discretionary authority as may be necessary to discharge its responsibilities under the Plan, including, without limitation, the following powers, rights and duties:

          (a) To interpret and construe the provisions of the Plan;

          (b) to adopt such rules of procedure and regulations as are consistent with the provisions of the Plan and as it deems necessary and proper;

          (c) to establish and carry out a funding policy and method consistent with the purposes of the Plan and the requirements of applicable law, as may be appropriate from time to time;

          (d) to select the investment funds among which Participants may direct the investment of their accounts;

          (e) to direct the Trustee with respect to the voting, purchase, retention and sale of Qualifying Employer
     Securities as described in paragraph (l) of Section 11.1;

          (f) to determine all questions relating to the eligibility, benefits and other Plan rights of Employees, Participants and Beneficiaries;

          (g) to maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Company may decide;

          (h) to employ agents, attorneys, actuaries, accountants or other persons (who may also be employed by or represent the Company or the Trustee) for such purposes as the Company considers necessary or desirable;

          (i) to engage the services of a Contract
     Administrator in accordance with the provisions of Section

       10.8; and

          (j) to designate any officer or other Employee of the Company or any other individual to carry out any of the Company's duties, including all or any part of its authority to manage and control the operation and administration of the Plan. The Company shall furnish the Trustee with the names and specimen signatures of any such officer, Employee or individual and shall promptly notify the Trustee of the termination of authority of any such person. A written statement signed by any such person may be relied upon by the Trustee or any other person.

     Section 10.3. Application of Rules. In operating and administering the Plan, the Company shall apply all rules of procedure and regulations adopted by the Company in a uniform and nondiscriminatory manner so that all Employees, Participants and Beneficiaries are treated similarly under similar circumstances.

     Section 10.4. Delegation to Committee. The Company shall have the right to designate a committee consisting of at least 2 persons to carry out any and/or all of its responsibilities of control and management of the operation and administration of the Plan. If, but only if, the Company designates such a committee, the remaining provisions of this Section 10.4 shall be applicable. A member of the committee may resign at any time by mailing to the Company a written notice of resignation addressed to the Company or by delivering written notice of such resignation to the Company. The Company may remove any member of the committee by written notice mailed or delivered to such member. Any such resignation or removal shall occur on the date specified in the notice, but not less than 30 nor more than 60 days following the date of delivery or mailing of such notice, provided, however, that such notice period may be waived by the party receiving the notice. In the event of the death, removal or resignation of a member of the committee, the Company may appoint a successor unless such death, resignation or removal results in the committee having less than 2 members, in which event the Company shall appoint such a successor. The committee shall act by a majority of its members either at a meeting or by a written consent without a meeting. The committee may appoint a Secretary and Chairman. The Company shall furnish the Trustee with the names and specimen signatures of the members of the committee and shall promptly notify the Trustee of the termination of office of any member of the committee and the appointment of a successor. Any written statement or direction signed by a majority of the members of the committee may be relied upon by the Trustee or any other person.

     Section 10.5. Plan Administrator and Named Fiduciary. In addition to the Company's right to delegate under paragraph (j) of Section 10.2 and Section 10.4, the Company may also designate any individual described in paragraph (j) of Section
10.2 or the committee described in Section 10.4 as the Plan administrator or named fiduciary.

     Section 10.6. Indemnification. The Company shall indemnify the committee described in Section 10.4 (including each member thereof), and any and all other officers, Employees or directors of the Company to whom it or the committee has delegated any fiduciary duties, against any and all claims, losses, damages, expenses, and liabilities arising from their responsibilities in connection with the Plan, unless the same is determined to be due to gross negligence or willful misconduct.

     Section 10.7. Expenses. Eligible expenses incurred by the Company or the Trustee with respect to the employment of agents, attorneys, actuaries, administrators or other persons pursuant to the terms and provisions hereof, including expenses incurred with respect to maintaining the Plan and Trust's qualified and exempt status, respectively, shall be paid from the Trust fund unless paid by the Company.

     Section 10.8. Contract Administrator. Pursuant to the terms of a written agreement the Company may engage the services of an independent company which provides professional plan administration services (a "Contract Administrator") to perform, without discretionary authority or control, certain administrative functions required for proper administration of the Plan. Such administrative duties shall be performed within the framework of policies, interpretations, rules, practices and procedures made by the Company or other Plan fiduciary and in accordance with the written agreement between the parties. Any action made or taken by the Contract Administrator may be appealed by an affected Participant to the Company in accordance with the claims review procedures provided in Section 10.10. Decisions which require interpretation of
Plan provisions shall be deferred to the Company or other Plan fiduciary for resolution. The Contract Administrator shall not be considered a fiduciary of the Plan with respect to services it provides as Contract Administrator.

     Section 10.9. Claims Procedure. Claims for benefits shall be filed with the Company on forms supplied by it. If a claim is denied, in whole or in part, the claimant shall be furnished with notice of the denial within 90 days of the date that the initial claim was filed. However, if special circumstances require an extension, written notice of an extension (which may not exceed 90 days) shall be given to the claimant prior to the end of the initial 90-day period. The written denial of any claim shall contain the specific reasons for the denial, a reference to the pertinent Plan provisions on which the denial was based, a description of any additional materials required for the claimant to perfect the claim (with an explanation of why such material is necessary), and an explanation of the claims review procedures of Section 10.10.

     Section 10.10. Claims Review. Any Participant or Beneficiary who has had a claim denied, in whole or in part, may appeal, in writing, to the Company. The appeal must be filed with the Company not later than 60 days after the claimant has received notice of the denial of his claim. The Company shall furnish the claimant a written decision regarding the appeal within 60 days from the date the appeal was filed. If special circumstances require additional time for processing the appeal, a decision on appeal shall be made as soon as possible, but in no event later than 120 days following the date on which the appeal was filed.

                           ARTICLE  XI

                          THE  TRUSTEE

     Section 11.1. General Powers. Except to the extent that the Trustee is designated as a Directed Trustee in accordance with the provisions of Article XX, and subject to other provisions of this Plan and Trust, including the provisions in paragraph (e) of
Section 10.2 giving the Company the right of direction with respect to certain matters involving Qualifying Employer Securities, the provisions of Section 12.4 relating to the rights of Participants to direct the investment of their accounts, and the provisions of Section 12.2 relating to the appointment of an investment manager, the Trustee shall have exclusive authority and discretion to manage and control the assets of the Plan, and shall have the following powers, rights and duties in addition to those provided elsewhere herein or by law:

          (a) To have the custody and care of all securities, funds and other property of the Trust fund, and to receive, hold and administer all funds and property deposited with the Trustee from time to time by the Company, and the income therefrom, and to hold uninvested or to invest and reinvest said amounts from time to time in property of any kind whatsoever, real or personal, domestic or foreign, including, without limitation, stocks, common and preferred, shares or participations in any common fund, trust or participation certificates, interests in investment companies whether open-end or closed-end, options, leaseholds, fee titles, bonds, notes, debentures, mortgages, deeds of trust and real estate.

          (b) To sell, exchange, convey, transfer or otherwise dispose of any property held by the Trustee, by private contract or at public auction, for cash or on credit and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition.

          (c) To vote upon any stocks, bonds or other securities, to give general or special proxies or limited powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to oppose, to consent to or otherwise to participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; to deposit the securities of any issuers in any voting trust or with any protective or like committee or trustee; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held by the Trust funds.

          (d) To settle, compromise or arbitrate any claim, debt or obligation due to or from the Trustee, to pay, satisfy and collect judgments, to commence, defend, settle or otherwise dispose of actions or suits at law or in equity and to represent the Trust in all suits or legal proceedings in any court of law or before any other body or tribunal; provided, however, that the Trustee shall not be required to institute or continue litigation unless the Trustee is in possession of adequate funds for that purpose or indemnified to its satisfaction by the Company against counsel fees and all other expenses and liabilities to which the Trustee may be subjected by any such action.

          (e) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

          (f) To make, execute, incur, enter into and perform contracts, agreements, obligations and evidences of indebtedness of the Trust; to execute, deliver or endorse negotiable or nonnegotiable obligations of or belonging to the Trust; to borrow money upon such terms and conditions as the Trustee shall deem advisable and to pledge any part of the Trust as security therefor.

          (g) To cause any property of the Trust to be issued, held or registered in the name of the Trustee without qualification or description, or in the Trustee's name as Trustee hereunder, or in the name of a nominee or nominees without qualification or description; and to hold such property unregistered or in a condition which will enable the transfer of title by delivery.

          (h) To collect all the income and profits of the Trust, and to pay all taxes, assessments and other legal charges upon all property belonging to the Trust, and all expenses growing out of the preservation and administration of the Trust; and to determine the method of accounting.

          (i) To select depositories and/or custodians, which may include the Trustee or any bank or trust company affiliated with the Trustee, for the deposit, care, custody and safekeeping of any and all funds, securities and/or property of the Trust.

          (j) To keep such books and records, and prepare and render such reports as are herein provided.

          (k) To invest and reinvest all or any part of the Trust through the medium of any common, collective or commingled trust fund maintained by the Trustee, as the same may have heretofore been or may hereafter be established or amended, for the collective investment of funds held by the Trustee in a fiduciary capacity for plans qualified under the provisions of Section 401(a) and exempt under the provisions of Section 501(a) of the Code. During such period of time as an investment through any such medium shall exist, the Declaration of Trust of such fund (the "Declaration of Trust") shall constitute a part of this Plan and Trust. Notwithstanding any other provision of the Plan and Trust, the Trustee may commingle the assets from the Trust with the money of trusts created by others, by causing such assets to be invested as a part of any one or more of the collective funds created by the Declaration of Trust and assets of this Trust so added to any of the collective funds at any time shall be subject to all of the provisions of the Declaration of Trust as it may be amended from time to time.

          (l) As and to the extent so directed by the Company, to invest any portion or all of the Trust fund in Qualifying Employer Securities, and, as and when directed by the Company, to acquire, sell, or vote any such securities upon such terms and conditions and in such manner as the Company shall direct; provided, however, that if such securities are purchased from or sold to the Company or any other party in interest (as defined in Section 3(14) of ERISA), any such purchase or sale shall be for adequate consideration and no commission shall be paid by the Trust fund with respect thereto. The Trustee shall have no liability for the voting, purchase, retention or sale of Qualifying Employer Securities made pursuant to the Company's direction or for any action taken or not taken by the Trustee with respect to Qualifying Employer Securities if the Company fails to direct the Trustee as required by paragraph (e) of Section 10.2.

          (m) Generally, to do and perform all acts and things which the Trustee in the Trustee's absolute discretion may deem necessary or appropriate for the proper and advantageous preservation and administration of the Trust in the same manner and to the same extent as an individual might or could do with respect to his own property.

     Section 11.2. Books of Account. The Trustee shall keep books of account which shall show all receipts and expenditures and shall be a complete record of the operation of the Trust; and the Company may at any time demand of the Trustee an accounting with respect to any and all accounts upon agreeing to pay the necessary expenses of same.

     Section 11.3. Judicial Settlement. The Trustee shall be entitled at any time to have ajudicial settlement of the Trustee's account. The Trustee may from time to time file with the Company a statement or accounting of the Trustee's acts hereunder and the Company may enter into an agreement approving and allowing the same, and any such agreement shall be final, binding and conclusive upon all persons and parties hereto or claiming any interest hereunder and shall be a full discharge and acquittance of the Trustee with respect to the matters set forth in such statement or accounting.

     Section 11.4. Limited Purpose. The Trustee is a party to this agreement solely for the purposes set forth herein and to perform the acts set forth herein, and no obligation or duty shall be expected or required of the Trustee except as expressly stated in this agreement.

     Section 11.5. Dispute over Payment. In the event that any dispute shall arise as to the persons as to whom payment and the delivery of any funds or property shall be made by the

Trustee, the Trustee may retain such payment and/or postpone such delivery until adjudication of such dispute shall have been made in a court of competent jurisdiction and/or the Trustee shall have been indemnified against loss to the Trustee's satisfaction.

     Section 11.6. Indemnification. The Company shall indemnify, defend and otherwise hold harmless the Trustee, to the extent allowed by law, for any loss, claim, liability, penalty, surcharge or related expense arising out of or in connection with any act or omission of the Company or other fiduciary with respect to the Plan and Trust, including, without limitation, any direction to the Trustee by the Company or other Plan fiduciary or Participant which the Trustee is required to follow under the terms hereof. The Trustee shall not be entitled to indemnity, however, in any case in which the Trustee itself is guilty of negligence or willful misconduct or breach of the Trustee's fiduciary duty. The foregoing shall not be construed to relieve the Trustee from the performance of any duty it may have hereunder to any Participants and Beneficiaries.

     Section 11.7. Fees and Expenses. The Trustee's fees for administering this Trust shall be determined in accordance with its published schedule of charges in effect at the time its services are rendered, unless otherwise agreed upon by the Company and the Trustee. If there is no such schedule, the Trustee's fees shall be such as may be mutually agreed upon by the Company and the Trustee; provided, however, that in the event the Trustee is an Employee of the Company, the Trustee shall not receive a fee. The Trustee's fees and any and all necessary expenses incurred by the Trustee in administering this Trust shall be paid from the Trust fund unless paid by the Company. If the Trustee is a trust company or other financial institution, the Trustee may, with the consent of the Company, as part of the Trustee's compensation for services provided to the Plan and Trust, receive the earnings from any uninvested cash awaiting investment into or distributions from the Trust. The Trustee may hold such uninvested cash without incurring any liability for the payment of earnings on such uninvested cash.

     Section 11.8. Resignation or Removal of Trustee. Any Trustee may resign by mailing to the Company a written notice of resignation addressed to the Company or by delivering written notice of such resignation to the Company. The Company may remove any Trustee appointed by it by written notice of such removal mailed to such Trustee or by delivering written notice to such Trustee. Such resignation or removal shall take effect on the date specified in the letter of removal but not less than 30 nor more than 60 days following the date of mailing or delivery of such notice if it be not mailed, provided, however, that such notice period may be waived by the party receiving such notice. Upon such resignation or removal, any and all expenses incurred by the Trustee in connection with the settlement of such Trustee's accounts shall be paid from the Trust fund unless paid by the Company.

     Section 11.9. Successor Trustee. In no event shall the death, resignation or removal of a Trustee terminate this Trust. The Company shall have the duty of forthwith appointing a successor Trustee in the event of the death, resignation or removal of all of the then acting Trustees or the sole then acting Trustee, which successor Trustee shall be any individual and/or bank and/or trust company it may desire. Every successor Trustee shall have all of the same full powers, rights, duties and obligations as are herein specified with respect to each original Trustee hereunder.

                          ARTICLE  XII

                           INVESTMENTS

     Section 12.1. General. Except to the extent that the Trustee is designated as a Directed Trustee in accordance with the provisions of Article XX, and subject to the other provisions of this Article XII, the Trustee shall be authorized and empowered to invest and reinvest the principal and income of the Trust in such securities or in such property, real or personal, as the Trustee shall, in its discretion, deem appropriate.

     Section 12.2. Appointment of Investment Manager. The Company may appoint an investment manager or managers to manage any assets of the Plan, which may include the power to acquire and dispose of any of such assets. Any such investment manager must be registered as an investment adviser under the Investment Advisers Act of 1940, a bank as defined in that act, or an insurance company qualified to perform services relating to the management, acquisition and disposition of the Plan assets under the laws of more than one state, and must acknowledge in writing that he or it is a fiduciary with respect to the Plan.

     Section 12.3. Protection of Trustee. In the event that an investment manager is appointed pursuant to Section 12.2, the Trustee shall follow the direction of the investment manager regarding the investment and reinvestment of the assets of the Plan under the management of the investment manager, and the Trustee shall have no responsibility for the investment and reinvestment of such assets. The Trustee shall be under no duty or obligation to review any investments to be acquired, held or disposed of pursuant to such direction nor to make any recommendations with respect to the disposition or continued retention of any such investment. The Trustee shall have no liability or responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of any direction from, the investment manager. The Company shall indemnify the Trustee and hold it harmless from and against any claim or liability which may be asserted against the Trustee arising out of or in connection with any act or omission of the investment manager or which may be asserted against the Trustee by reason of its acting or not acting pursuant to any direction from the investment manager or failing to act in the absence of any such direction, in accordance with the provisions of Section 11.6.

     Section 12.4. Participant Direction of Investments. Each Participant shall have the right to direct the investment, reinvestment, exchange, or disposal of the amount standing to his credit in his After-tax Contribution Account, his Pre-tax Contribution Account and any rollover account established pursuant to Section 17.3 among such investment funds as may be available from time to time under uniform rules and procedures established by the Company. In the limited circumstances described in Section 12.5 and Section 12.6, a Participant shall also have the right to direct the investment of assets other than Qualifying Employer Securities held in his Company Contribution Account. The rules and procedures established by the Company shall prescribe the investment funds available and the time and manner in which any election may be made, modified and/or revoked by a Participant. The investment funds and the rules and procedures for election may be modified from time to time by the Company. To the extent permitted under the procedures established by the Company, such elections may be accomplished by any electronic or telephonic means not otherwise prohibited by law. The Trustee shall act in accordance with the Participant's directions to the extent such directions are consistent with then applicable rules and procedures and applicable law, and shall have no duty to question any direction or to review any securities or other property or to make any suggestions in connection therewith. To the extent permitted by law, the Trustee shall have no liability for any loss of any kind which may result by reason of its actions taken in accordance with the directions of the Participant and in accordance with then applicable rules and procedures. If and to the extent a Participant does not direct the Trustee with respect to investment of his accounts in accordance with applicable rules and procedures, such accounts shall be invested in such fund or funds selected by the Company from time to time as the default investment fund for undirected assets. Notwithstanding any other provision of this Plan and

Trust, in no event shall any portion of the Participant's own contributions or his Accrued Benefit resulting from his own contributions be invested in Qualifying Employer Securities.

     Section 12.5. Voluntary Diversification of Company Contribution Account. A Participant who has satisfied the age and service requirements for early retirement as described in Section 7.3 shall have the right to begin diversifying the assets in his Company Contribution Account into assets other than Qualifying Employer Securities. Once a Participant meets such requirements, and once each calendar year thereafter, the Participant may elect to have up to 25% of the Qualifying Employer Securities then allocated to his Company Contribution Account sold by the Trustee and invested as directed by the Participant in accordance with the provisions of Section 12.4. The Participant cannot thereafter reinvest the proceeds within the Trust in Qualifying Employer Securities.

     Section 12.6. Proceeds from Sale of Qualifying Employer Securities in Tender Offer. From time to time the Company has offered and may in the future offer to buy back a specified number of its issued and outstanding shares by offering all of its shareholders an opportunity to tender their shares for purchase by the Company in a tender offer (a "Tender Offer"). If and to the extent that the Company accepts the tender of Qualifying Employer Securities held by the Trust, all proceeds from the sale of Qualifying Employer Securities allocated to a Participant's Company Contribution Account shall be invested by the Trustee in accordance with the investment elections then in effect for such Participant with respect to dividends allocated to his Company Contribution Account. Thereafter, the Participant shall have the right to redirect the investment of the portion of his Company Contribution Account that is no longer invested in Qualifying Employer Securities among the investment funds available from time to time in accordance with the provisions of
Section 12.4.

     Section 12.7. Loans to Participants. The Trustee shall, if so requested by a Participant and directed by the Company, make a loan from the Trust to the Participant. All such loans shall be subject to the following requirements:

          (a) In granting or denying requests for loans, the Company shall act in a uniform and nondiscriminatory manner so that loans are available to all Participants on a reasonably equivalent basis.

          (b) Loans shall not be available to Participants who are Highly Compensated Employees in amounts greater than the amounts available to other Participants.

          (c) Each loan, when added to the outstanding balance of all other loans to the Participant from the Trust or from any other qualified plan maintained by the Employer, shall not exceed the lesser of:

              (i) $50,000, reduced by the excess (if any) of the highest outstanding balance of such loans to such Participant during the 1-year period ending on the day before the date on which such loan is to be made, over the outstanding balance of such loans to such Participant on the date on which such loan is to be made; or

              (ii) 50% of the nonforfeitable Accrued Benefit of such Participant determined as of the most recent
          Valuation Date.

          (d) Each loan shall be evidenced by a promissory note signed by the Participant.

          (e) Each loan shall be adequately secured, and, for this purpose, notwithstanding the provisions of Section 9.1, the Participant shall grant the Trustee a security interest in his Accrued Benefit or in such other collateral, or both, as the Company shall deem necessary in order to secure repayment of the loan. If the loan is secured by the Participant's Accrued Benefit, the Participant shall consent, in writing, within the 90-day period before the loan is made, to the making of the loan and to any reduction of his Accrued Benefit which may thereafter be required in order to satisfy the Participant's obligation to the Plan. Unless the Participant directs otherwise, the loan shall be deemed to be secured by that portion of his Accrued Benefit in his Pre-tax Contribution Account only if his Accrued Benefit in all of his other accounts is not sufficient to adequately secure the loan.

          (f) Each loan shall bear a reasonable rate of interest.

          (g) Each loan shall be repaid by payroll deduction while the borrower is an Employee and shall be immediately due and payable in full in the event the borrower terminates employment with the Company. Each loan shall be repayable at such time and on such terms and conditions as shall be specified by the Company, but all loans shall require a substantially level amortization, and payment shall be made not less frequently than quarterly. The repayment period shall not extend beyond the earlier of 5 years or the Participant's Normal Retirement Date; provided, however, that the repayment period may extend to the earlier of 30 years or the Participant's Normal Retirement Date if the Participant certifies that the proceeds of the loan will be used to acquire a dwelling unit which within a reasonable time will be used as the principal residence of the Participant.

          (h) Neither the Company nor the Trustee shall be accountable for any loss sustained by reason of any action taken pursuant to this Section 12.7. Furthermore, all fiduciary responsibility with respect to the making of the loan shall be borne by the Participant.

          (i) Unless otherwise paid by the Participant, all costs, fees or expenses incurred in connection with a loan shall be paid from and against the Participant's accounts, and all repayments of principal and interest shall be credited to the Participant's accounts.

          (j) If the Participant dies prior to repaying the loan in full, the Company may (but need not) direct the Trustee to assign the promissory note signed by the Participant and all collateral therefor to the Participant's Beneficiary, and the Trustee shall then be discharged from any further duties or responsibilities concerning the loan.

          (k) The amount and terms of any loan shall be further limited if and to the extent necessary (based upon facts believed to be true by the Company) to prevent a loan from being treated as a taxable distribution to the Participant under Section 72(p) of the Code.

          (l) In the event of default, the Participant's Accrued Benefit shall not be used to satisfy said loan, by foreclosure or otherwise, until the occurrence of any event which would permit distribution of such Accrued Benefit in accordance with the provisions of Article VIII.

          (m) The summary plan description or a separate loan policy provided to Participants shall include the following additional information with respect to Participant loans, and such information shall be incorporated into the Plan by this reference:

              (i)   The identity of the person or position
          authorized to administer the Participant loan program;

              (ii) the procedure for applying for loans from the Plan;

              (iii) the basis on which loans to Participants will be approved or denied;

              (iv)  limitations (if any) on the types and
          amounts of loans offered;

              (v) the procedure for determining a reasonable rate of interest;

              (vi) the types of collateral which may secure a loan to a Participant; and

              (vii) the events constituting default and the steps that will be taken to preserve Plan assets in the event of such default.

                          ARTICLE  XIII

           GENERAL  PROVISIONS  REGARDING  FIDUCIARIES

     Section 13.1. Discharge of Duties. Any fiduciary may serve in more than one fiduciary capacity with respect to the Plan. Each fiduciary shall discharge such fiduciary's duties with respect to the Plan solely in the interest of the Participants and Beneficiaries, and, as applicable to such duties:

          (a) For the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

          (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (c) except to the extent inconsistent with the Plan's purpose of having all Company contributions made in Qualifying Employer Securities which are to be retained unless otherwise directed by the Company, by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

          (d) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

     Section 13.2. Bonding. All persons handling funds of the Trust fund shall be bonded in such form and amount as required by ERISA. The cost of such bonding shall be paid by the Company, or if it fails to do so, by the Trust fund.

     Section 13.3. Insurance. The Plan and Trust may obtain and maintain insurance policies for itself and/or any fiduciary to cover liability or losses occurring by reason of the act or omissions of a fiduciary, provided such insurance shall permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The cost of such insurance shall be paid by the Trust fund unless paid by the Company. In addition, the Company or any fiduciary may, at its or his own cost, purchase such insurance for such fiduciary's own account.

     Section 13.4. Nonliability.  No fiduciary shall:

          (a) Have any liability for any act or omission of any other person or entity except to the extent otherwise required by ERISA;

          (b) be personally liable or answerable for any debts or liabilities of this Plan and Trust; or

          (c) be liable for any acts or omissions of any predecessor or successor.

          Section 13.5. ERISA Section 404(c) Plan. The Plan is intended to constitute a plan described in Section 404(c) of ERISA and Section 2550.404c-1 of the Department of Labor Regulations. To the extent permitted by law, all fiduciary responsibility with respect to the selection of investments for the portion of any Participant's accounts which are subject to investment direction shall be allocated to the Participant who directs the investment and neither the Trustee nor the Company shall be accountable for any losses which are the direct and necessary result of investment directions given by any Participant.

                          ARTICLE  XIV

                   AMENDMENT  AND  TERMINATION

     Section 14.1. Amendment.  Subject to the provisions of
Section 14.2, the Company shall have the right to amend this Plan and Trust at any time and from time to time and all parties hereto or claiming any interest hereunder shall be bound thereby; provided, however, that no amendment shall:

          (a) Permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries;

          (b) permit any portion of such assets to revert to or become property of the Company except as provided in
     Section 4.6;

          (c) increase the duties or liabilities of the Trustee without its written consent; or

          (d) reduce any Participant's Accrued Benefit, by eliminating an optional form of distribution (except as permitted in the Regulations) or otherwise, other than to the extent permitted by Section 412(c)(8) of the Code.

Any such amendment shall be adopted by resolution of the committee designated by the Company under Section 10.4, or by resolution of the Company's Board of Directors. Any such amendment shall apply prospectively unless the amendment specifically designates that it is to have retroactive application and the retroactive application is permissible under the provisions of ERISA and the Code.

     Section 14.2. Amendment to Vesting Schedule. In the event of any amendment to the provisions in Section 7.5 setting forth a Participant's nonforfeitable percentage of his Accrued
Benefit derived from Company contributions, then, as of the date such amendment is adopted, the Plan, as amended, shall provide that, in the case of each Participant on the later of the date the amendment is adopted or the date the amendment is effective, the nonforfeitable percentage (determined as of such date) of such Participant's Accrued Benefit derived from Company contributions is not less than such percentage computed without regard to such amendment as of the later of the date such amendment is adopted or becomes effective. In addition, in the event of any such amendment, each affected Participant who has completed at least 3 Years of Service prior to the end of the election period (as hereinafter defined) may elect, during such election period, to have the nonforfeitable percentage of his Accrued Benefit derived from Company contributions determined without regard to such amendment;

provided, however, that no election need be provided for any Participant whose nonforfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. The election period shall commence on the date that the amendment is adopted and shall end on the latest of the following dates: the date which is 60 days after the day the amendment is adopted; the date which is 60 days after the day the amendment becomes effective; or the date which is 60 days after the day the Participant is issued written notice of the amendment. For purposes of this Section 14.2, Years of Service shall be determined under the general definition of Section 2.4 without regard to the provisions of Section 2.5. Any such election made by a Participant shall be irrevocable.

     Section 14.3. Termination. Notwithstanding anything to the contrary herein contained, the Company reserves the right to terminate this Plan and Trust in its entirety, such termination to become effective upon receipt by the Trustee of a written instrument of termination signed on behalf of the

Company by its President or Vice President and attested by its Secretary or Assistant Secretary. Within a reasonable period of time after receipt of such instrument of termination, or within a reasonable period of time after actual termination without such a written instrument, the Trustee shall dispose of the Trust fund in the manner directed by the Company in accordance with Section
8.1. Notwithstanding anything to the contrary herein contained, in the event of such termination, partial termination or complete discontinuance of contributions by the Company to this Trust, each affected Employee shall thereupon acquire a nonforfeitable interest in his entire Accrued Benefit.

                           ARTICLE  XV

               MERGER,  DISSOLUTION  AND  ADOPTION

     Section 15.1. Merger. In the event that a Company shall lose its existence by merger into or consolidation with any other entity or entities, the entity or entities into which it is merged, or the resulting entity or entities, may continue this Plan and Trust upon executing a proper supplemental agreement with the Trustee. In the case of any merger or consolidation with, or the transfer of assets and liabilities to, any other plan, provision shall be made so that each Participant and Beneficiary of the Plan on the date thereof would, if such other plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer if this Plan had been then terminated.

     Section 15.2. Loss of Existence. In the event that a Company is legally dissolved or legally declared bankrupt or insolvent, or in the event that any Company shall lose its existence by merger into or consolidation with another entity or entities and if, in this last event, the entity or entities into which it is merged or the resulting entity or entities shall not agree to continue this Plan and Trust by proper agreement with the Trustee, then, upon any of such events, this Plan and Trust shall automatically terminate with respect to such Company, and the Trustee shall dispose of the Accrued Benefit of each Participant who is an Employee or former Employee of such Company in the manner directed by the Company in the Company's sole discretion in accordance with Section 8.1.

     Section 15.3. Adoption by Affiliates. Any Affiliate may adopt this Plan and Trust and thereby become a party hereto if CPI Corp. approves.

                          ARTICLE  XVI

                    MISCELLANEOUS  PROVISIONS

     Section 16.1. Addresses. A Former Participant shall keep the Company informed as to his address. The Company, the Plan administrator and the Trustee shall not be required to do anything further than sending all papers, notices, payments or the like to the last address given them by the Former Participant unless they can be shown to have acted in bad faith, having had actual knowledge of the Former Participant's whereabouts.

     Section 16.2. Impossibility. If it becomes impossible for the Company or the Trustee to perform any act under this Plan, that act shall be performed which, in the judgment of the Company or the Trustee, as the case may be, will most nearly carry out the intent and purpose of this Plan. Any individual or entity in any way interested in this Plan and Trust shall be bound by any acts performed under such conditions.

     Section 16.3. Necessary Acts. All parties to this agreement, or claiming any interest hereunder, agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out any provisions of this Plan and Trust.

     Section 16.4. Discharge of Trustee. The Trustee shall be fully discharged from all liability for any amount paid to a Participant, Beneficiary or anyone else in accordance with the provisions hereof, and the Trustee shall be under no obligation or duty to see to the application of any monies so paid.

     Section 16.5. Underscored References. The underscored references contained herein are included only for convenience, and they shall not be construed as a part of this Plan and Trust or in any respect affecting or modifying its provisions.

     Section 16.6. Number and Gender. The masculine and neuter, wherever used herein, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

     Section 16.7. Governing Law. This Plan shall generally be construed and administered in accordance with the laws of the State of Missouri to the extent that such laws are not preempted by the laws of the United States of America; provided however, that provisions relating to the Trust and administration of the Trust shall be construed and administered in accordance with the laws of the State of Minnesota to the extent that such laws are not preempted by the laws of the United States of America.

     Section 16.8. Binding Effect. This Plan and Trust shall be binding upon the heirs, executors, administrators, distributees, successors and assigns of all parties hereto, present and future.

                          ARTICLE  XVII

                    ROLLOVERS  AND  TRANSFERS

     Section 17.1. Rollovers from Other Plans. An Employee otherwise eligible to participate in the Plan, regardless of whether he has satisfied any age and service requirement of
Section 3.1, who has had his interest in a plan which meets the requirements of Section 401(a) of the Code distributed to him, or has had his interest in an individual retirement account described in Section 408(d)(3)(A)(ii) of the Code distributed to him, or who is entitled to an eligible rollover distribution as defined in Section 402(f)(2)(A) of the Code from another qualified plan, may, in accordance with procedures approved by the Company, roll over the distribution so received to the Trustee or have such distribution transferred to the Trustee as a direct rollover.

     Section 17.2. Transfers from Other Plans. An Employee otherwise eligible to participate in the Plan, regardless of whether he has satisfied any age and service requirement of
Section 3.1, who is entitled to have his entire interest in a plan which meets the requirements of Section 401(a) of the Code distributed to him in a single sum may, in accordance with procedures approved by the Company, have such amount transferred directly from such plan to the Trustee; provided, however, that no such transfer from a Defined Benefit Plan, a Defined Contribution Plan subject to Section 412 of the Code, or a Defined Contribution Plan subject to Section 401(a)(11) and
Section 417 of the Code with respect to that Participant, shall be permitted unless such transfer constitutes an "elective transfer" within the meaning of Section 1.411(d)(4)-3(b) of the Regulations.

     Section 17.3. Separate Account. A separate account shall be created and maintained for an Employee for any amount transferred to the Trustee under Section 17.1 or Section 17.2. For an Employee who is otherwise eligible to participate in the Plan but who has not yet completed the requirements of Section 3.1, such account shall represent his sole interest in the Plan until he becomes an Active Participant. Such account shall be invested as directed by the Participant in accordance with the provisions of
Section 12.4. The creation of any such account is for accounting purposes and shall not require a segregation of assets or funds to any such account.

     Section 17.4. Nonforfeitability. The entire amount in an account described in Section 17.3 shall be fully nonforfeitable at all times.

     Section 17.5. Distribution. The amount standing to the credit of a Participant or Employee in an account described in
Section 17.3 shall be distributed in accordance with the provisions of Article VIII at the time distribution of his Accrued Benefit derived from Company contributions commences, or, if he is not entitled to receive any benefits derived from Company contributions at the time his employment with the Company terminates, in accordance with the provisions of Section 8.3.

                         ARTICLE  XVIII

                      TOP-HEAVY  PROVISIONS

     Section 18.1. Definitions.  For purposes of this Article
XVIII, the following words and phrases shall have the following meanings:

          (a) Accrued Benefit:  As defined in paragraph (a) of
     Section 1.3, but, except to the extent provided in the Regulations, excluding the balance in any account described in Section 17.3. In determining the Accrued Benefit or the present value of the cumulative accrued benefit in one or more Defined Benefit Plans (as defined in paragraph (d) of Section 5.4) for any Employee, (i) such Accrued Benefit and present value shall be increased by the aggregate distributions made with respect to such Employee under this Plan (and under any other plan of the Employer with respect to the determination of a Top-heavy Group) during the 5-year period ending on the Determination Date, and (ii) such Accrued Benefit and present value of an Employee who is a Non-key Employee but who was a Key Employee in a prior year or who has performed no services for the Employer at any time during the 5-year period ending on the Determination Date shall not be taken into account.

          (b) Determination Date:  With respect to any Plan
     Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year of the Plan, the last day of such Plan Year.

          (c) Permissive Aggregation Group: A group of qualified plans of the Employer not required to be included in a Required Aggregation Group but whose inclusion would not cause such group to fail to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

          (d) Required Aggregation Group: Each qualified plan of the Employer in which a Key Employee participates (or participated at any time during the 5-year period ending on the Determination Date) and each other qualified plan (whether or not terminated) of the Employer which enables any such plan to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

          (e) Top-heavy Plan: With respect to any Plan Year, this Plan if as of the Determination Date: (i) The aggregate Accrued Benefits under the Plan of Key Employees exceed 60% of the aggregate Accrued Benefits under the Plan of all Employees; or (ii) the Plan is part of a Required Aggregation Group that is a Top-heavy Group. Notwithstanding the foregoing, in no event shall the Plan be considered a Top-heavy Plan for any Plan Year in which it is part of a Required Aggregation Group or Permissive

     Aggregation Group which is not a Top-heavy Group.

          (f) Top-heavy Group: A Required Aggregation Group or a Permissive Aggregation Group in which as of the Determination Date the sum of (i) the aggregate of the Accrued Benefits of Key Employees in all Defined Contribution Plans (as defined in paragraph (f) of Section 5.4) included in such group and (ii) the present value of the cumulative accrued benefits of Key Employees under all Defined Benefit Plans included in such group exceeds 60% of a similar sum determined for all Employees. For purposes of making the foregoing determination for any Defined Benefit Plan, the accrued benefit of each Non-key Employee shall be determined under the method which is used for accrual purposes for all such plans of the Employer, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code. When plans with different Determination Dates are aggregated, the Determination Dates that fall within the same calendar year shall be used.

     Section 18.2. Applicability.  The provisions of this Article
XVIII shall be effective for any Plan Year in which the Plan is determined to be a Top-heavy Plan and shall supersede any conflicting provisions in the Plan.

     Section 18.3. Minimum Company Contribution. Except to the extent a minimum contribution is not required under the Regulations because a minimum benefit has been provided to each Non-key Employee under another plan of the Employer, the minimum Company contribution (including forfeitures) allocated for any such Plan Year to each Non-key Employee who is an Active Participant and who was an Employee of the Employer at the end of such Plan Year, regardless whether such Non-key Employee completed 1,000 Hours of Service in such Plan Year, shall be not less than the lesser of (a) 3% of such Non-key Employee's Compensation for such Plan Year or (b) the largest percentage of Compensation allocated to any Key Employee for such Plan Year under this Plan and all other Defined Contribution Plans which are a part of its Required Aggregation Group, if any. Pre-tax contributions and Company matching contributions allocated to Key Employees under paragraph (b) of Section 5.1 and
Section 5.2 of this Plan or under any other Defined Contribution Plan in its Required Aggregation Group shall be included for purposes of determining the largest percentage of Compensation allocated to any Key Employee for a Plan Year. Pre-tax contributions and Company matching contributions allocated to any Non-key Employee shall not, however, be considered for purposes of determining whether the minimum contribution requirement of this Section 18.3 is satisfied with respect to such Non-key Employee.

     Section 18.4. Impact on Limitation on Annual Additions.
100% shall be substituted for 125% where it appears in paragraphs (e) and (g) of Section 5.4, unless for such Plan Year:
(a) The aggregate Accrued Benefits of Key Employees do not exceed 90% of the aggregate Accrued Benefits of all Employees, (b) 4% percent is substituted for 3% in Section 18.3 as the minimum Company allocation, and (c) except to the extent provided in the Regulations, all other plans in the Required Aggregation Group, if any, meet the minimum benefit requirements of Section 416(c) of the Code, as modified by Section 416(h) of the Code.

                        ARTICLE  XIX

       SPECIAL PROVISIONS FOR 1997 TENDER OFFER

     Section 19.1. Tender Offer. Effective December 8, 1997 and for the limited period through January 7, 1998, the Company offered to buy back a specified number of its issued and outstanding shares by offering all of its shareholders an opportunity to tender their shares for purchase by the Company in a tender offer (the "1997 Tender Offer"). The provisions of this Article XIX shall apply only for the duration of the 1997 Tender Offer.

     Section 19.2. Powers of Trustee. Notwithstanding any other provision of this Plan and Trust, including but not limited to paragraph (e) of Section 10.2, paragraph (l) of Section 11.1 and
Article XX, the Company shall have no right or power to direct the Trustee with respect to the tender or sale of Qualifying Employer Securities to the Company in connection with the 1997 Tender Offer. The Trustee shall have sole power and fiduciary responsibility for responding to the 1997 Tender Offer with respect to Qualifying Employer Securities held in the Trust, including but not limited to the decisions (a) to tender or not to tender shares to the Company, (b) the number of such shares to be tendered to the Company, if any, and (c) the price at which the shares shall be tendered to the Company, provided that in no event shall such shares be tendered to the Company for less than adequate consideration as such term is defined in ERISA. The Trustee may but shall not be required to retain the services of a qualified independent fiduciary to advise the Trustee with respect to responding to the 1997 Tender Offer.

     Section 19.3. Allocation of Tendered Shares and Proceeds from Sale. If and to the extent that the Company accepts the Trustee's tender of some but less than all of the Qualifying Employer Securities held by the Trust, the Qualifying Employer Securities sold to the Company shall be drawn from the Company Contribution Accounts of all Participants, including both Active Participants and Former Participants, pro rata based on the number of shares allocated to each such account on December 31, 1997 (excluding shares contributed to the Plan after such date and allocated to Participant accounts as of such date as Company matching contributions for 1997). Any amounts received by the Trustee from the sale of Qualifying Employer Securities to the Company shall be allocated pro rata among the respective Company Contribution Accounts of the Participants from whose accounts such Qualifying Employer Securities were drawn and invested in accordance with the provisions of Section 12.6.

                      ARTICLE  XX

                   DIRECTED TRUSTEE

     Section 20.1. Directed Trustee.  The provisions of this
Article XX shall apply if and to the extent that the Trustee has been appointed by the Company to function as a Directed Trustee and shall supersede any contrary provisions of the Plan and Trust. Notwithstanding the provisions of Article XI or any other provision of this Plan and Trust, if the Trustee is a Directed Trustee, the Company or other Plan fiduciary designated by the Company and not the Trustee shall have exclusive authority and complete discretion and control over the investment and management of the assets of the Trust with respect to the matters described in this Article XX.

     Section 20.2. Selection of Investment Funds and Direction of Investments. Except to the extent an investment manager has been appointed under Section 12.2, the Company or other Plan fiduciary designated by the Company shall have the sole authority and discretion to select the investment funds available for investment of Trust assets from time to time and to direct the Trustee with respect to the purchase and sale of Trust assets.
In addition, individual Participants shall have the right to direct the investment of certain of their accounts in accordance with the provisions of Section 12.4. The Trustee shall follow the directions of the Company, other Plan fiduciary or Participant, provided, however, that the Trustee shall have no obligation to comply with any such direction to the extent such direction is not consistent with the provisions of this Plan and Trust or with applicable law regulating the investment and management of assets of a qualified employees trust.

     Section 20.3. Voting Rights. The Company or other Plan fiduciary designated by the Company shall direct the Trustee with respect to the exercise (or non exercise) of any and all voting, proxy or other rights described in paragraph (c) of
Section 11.1 pertaining to Trust assets. The Trustee shall have no power, responsibility or duty to exercise any such rights except as directed by the Company or other Plan fiduciary.

     Section 20.4. Contracts and Disputes. The Company or other Plan fiduciary designated by the Company shall direct the Trustee with respect to the entry into any contracts, agreements or obligations described in paragraph (f) of Section 11.1 and with respect to the commencement, defense or settlement of claims or disputes as described in paragraph (d) of Section 11.1. The Trustee shall have no power, responsibility or duty with respect to such matters on behalf of the Plan and Trust except as directed by the Company or other Plan fiduciary.

     Section 20.5. Protection of Trustee. If and to the extent that the Trustee is a Directed Trustee, the Trustee shall follow the direction of the Company or other designated Plan fiduciary regarding the investment and reinvestment of the assets of the Trust and the exercise of such voting, proxy and other rights and obligations pertaining thereto. The Trustee shall be under no duty or obligation to question any direction, review any decision made by another Plan fiduciary or review any investments to be acquired, held or disposed of pursuant to such direction, nor to make any recommendations with respect to any such decision or with respect to the disposition or continued retention of any such investment. The Trustee shall have no responsibility or liability for results arising from the Trustee's compliance with the direction of any designated
Plan fiduciary which are made in accordance with the terms hereof and which are not contrary to the provisions of any applicable law regulating the investment and management of the assets of a qualified employees trust, and the Trustee shall have no liability or responsibility for failing to act in the absence of direction. The Trustee shall be entitled to indemnification by the Company to the extent permitted by law in accordance with the provisions of Section 11.6.

                     ARTICLE  XXI

               SPECIAL EFFECTIVE DATES

     Section 21.1. Exceptions to Effective Date. The general Effective Date of this amended and restated Plan and Trust shall be January 1, 1998. However, certain changes required by the Small Business Job Protection Act (SBJPA) and certain other changes in the Plan and Trust shall be effective as of the dates stated in this Article XXI and otherwise in the Plan. Provisions which are effective as of dates prior to January 1, 1998 shall be deemed to be added to the Prior Plan or substituted for the corresponding provisions of the Prior Plan as of such dates.

     Section 21.2. Definitions. The following definitions set forth in Section 1.3 of Article I shall be effective January 1, 1997 to comply with the SBJPA:

          (a) Compensation (elimination of family aggregation rules).

          (b) Employee (definition of Leased Employee).

          (c) Highly Compensated Employee.

     Section 21.3. Elective Deferrals and Discrimination Testing.
The following Sections in Article IV shall be effective January
1, 1997 to comply with the SBJPA:

          (a) Section 4.8.  Maximum Pre-tax Contributions.
     Amended to add reference to Section 408(p).

          (b) Section 4.9.  Limitations on Pre-tax
     Contributions for Highly Compensated Employees. Amended to modify the ADP test.

          (c) Section 4.10.  Limitations on After-tax and
     Matching Contributions for Highly Compensated Employees.
     Amended to modify the ACP test.

     Section 21.4. Required Beginning Date.  The provisions of
Section 8.6 shall be effective January 1, 1997 to comply with the SBJPA.

     Section 21.5. Qualified Military Service. Notwithstanding any other provision of the Plan, periods of qualified military service (as defined in Section 414(u)(5) of the Code) shall be credited and contributions shall be made to the Plan with respect to such service in accordance with the requirements of
Section 414(u) of the Code and the Regulations thereunder. The provisions of this Section 21.5 shall be effective January 1, 1995.

     Section 21.6. Trustee. The appointment of American Express Trust Company as a Directed Trustee shall be effective February 1, 1998. Consistent with the provisions of Section
13.4, American Express Trust Company shall have no responsibility or liability for any action (or omission) of the Trustee under this Plan and Trust prior to the effective date of its appointment as Trustee.

     IN WITNESS WHEREOF, the parties hereto have executed this Plan and Trust this ______ day of January, 1998.


                              CPI  CORP.


                          By: /s/ Alyn V. Essman
                              ----------------------------
                       Title: Chairman and Chief
                               Executive Officer

                         For the Profit Sharing Plan Committee

                                      "Company"



                          By: /s/ Barry Arthur
                             ------------------------------

                                  "Directed Trustee"



                              AMERICAN  EXPRESS  TRUST  COMPANY


                          By: /s/  Kevin Weiss
                              -------------------------------
                       Title: Vice President, Senior Trust
                                Officer

                                        "Directed Trustee"